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                                                                  Exhibit 10 (b)

                               SEVERANCE AGREEMENT
                               -------------------


           THIS SEVERANCE AGREEMENT (this "Agreement"), dated as of January 1, 2000 is made and entered by and between Cleveland-Cliffs Inc, an Ohio corporation (the "Company"), and John S. Brinzo (the "Executive").

                                   WITNESSETH:
                                   -----------

           WHEREAS, the Executive is a senior executive of the Company or one or more of its Subsidiaries and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of the Company;

           WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined below) exists;

           WHEREAS, the Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives, including the Executive, applicable in the event of a Change in Control;

           WHEREAS, the Company wishes to ensure that its senior executives are not practically disabled from discharging their duties in respect of a proposed or actual transaction involving a Change in Control; and

           WHEREAS, the Company desires to provide additional inducement for the Executive to continue to remain in the employ of the Company.

           NOW, THEREFORE, the Company and the Executive agree as follows:

           1. CERTAIN DEFINED TERMS. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

           (a) "Base Pay" means the Executive's annual base salary rate as in effect from time to time.

           (b) "Board" means the Board of Directors of the Company.

           (c) "Cause" means that, prior to any termination pursuant to Section 3(b) or Section 3(c), the Executive shall have committed:

                      (i) and been convicted of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;
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                      (ii) intentional wrongful damage to property of the
           Company or any Subsidiary;

                      (iii) intentional wrongful disclosure of secret processes or confidential information of the Company or any Subsidiary; or

                      (iv) intentional wrongful engagement in any Competitive Activity;

  and any such act shall have been demonstrably and materially harmful to the Company. For purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done or omitted to be done by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the Board then in office at a meeting of the Board called and held for such purpose, after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel (if the Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, the Executive had committed an act constituting "Cause" as herein defined and specifying the particulars thereof in detail. Nothing herein will limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

           (d) "Change in Control" means the occurrence during the Term of any of the following events:


                    (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding Voting Stock of the Company; provided, however, that for purposes of this Section 1(d)(i), the following acquisitions shall not constitute a Change in Control: (A) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined in Section 1(d)(ii), below), (B) any acquisition by the Company of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 1(d)(iii), below; or

                    (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof

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     whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (iii) consummation of a reorganization, merger or consolidation involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or any other transaction involving the Company (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock of the Company, (B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 1(d)(iii).

           (e) "Competitive Activity" means the Executive's participation, without the written consent of an officer of the Company, in the management of any business enterprise if such enterprise engages in substantial and direct competition with the Company and such enterprise's sales of any product or service competitive with any product or service of the Company amounted to 10% of such enterprise's net sales for its most recently completed fiscal year and if the Company's net sales of said product or service amounted to 10% of the Company's net sales for its most recently completed fiscal year. "Competitive Activity" will not include (i) the mere ownership of securities in any such enterprise and the exercise of rights appurtenant thereto or (ii) participation in the management of any such enterprise other than in connection with the competitive operations of such enterprise.



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           (f) "Employee Benefits" means the perquisites, benefits and service credit for benefits as provided under any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company or a Subsidiary), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company or a Subsidiary, providing perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (h) "Incentive Pay" means an annual bonus, incentive or other payment of compensation, in addition to Base Pay, made or to be made in regard to services rendered in any year or other period pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company or a Subsidiary, or any successor thereto.

           (i) "Industry Service" means professionally related service, prior to his employment by the Company or a Subsidiary, by the Executive as an employee within the iron, steel and mining industries or service within an industry to which such Executive's position with the Company relates. The Executive shall be given credit for one year of Industry Service for every two years of service with the Company, as designated in writing by, or in minutes of the actions of, the Compensation and Organization Committee of the Board, and such years of credited Industry Service shall be defined as "Credited Years of Industry Service."

           (j) "Retirement Plans" means the retirement income, supplemental executive retirement, excess benefits and retiree medical, life and similar benefit plans providing retirement perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (k) "Severance Period" means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control, or (ii) the Executive's death.

           (l) "Subsidiary" means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding capital or profits interests or Voting Stock.

           (m) "Supplemental Retirement Plan" or "SRP" means the
Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (as Amended and Restated as of January 1, 1999), as it may be amended prior to a Change in Control, and modified as provided in Annex A, Paragraph (3).



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           (n) "Term" means the period commencing as of the date hereof and expiring as of the later of (i) the close of business on December 31, 2001, or
(ii) the expiration of the Severance Period; PROVIDED, HOWEVER, that (A) commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, the Company or the Executive shall have given notice that it or the Executive, as the case may be, does not wish to have the Term extended and (B) subject to the last sentence of
Section 9, if, prior to a Change in Control, the Executive ceases for any reason to be an officer of the Company and any Subsidiary, thereupon without further action the Term shall be deemed to have expired and this Agreement will immediately terminate and be of no further effect. For purposes of this Section 1(n), the Executive shall not be deemed to have ceased to be an employee of the Company and any Subsidiary by reason of the transfer of Executive's employment between the Company and any Subsidiary, or among any Subsidiaries.

           (o) "Termination Date" means the date on which the Executive's employment is terminated pursuant to Section 3 (the effective date of which shall be the date of termination, or such other date that may be specified by the Executive if the termination is pursuant to Section 3(b) or Section 3(c)).

           (p) "Voting Stock" means securities entitled to vote generally in the election of directors.

           2. OPERATION OF AGREEMENT. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement shall become immediately operative, including without limitation, the last sentence of
Section 9 notwithstanding that the Term may have theretofore expired.

           3. TERMINATION FOLLOWING A CHANGE IN CONTROL. (a) In the event of the occurrence of a Change in Control, the Executive's employment may be terminated by the Company or a Subsidiary during the Severance Period and the Executive shall be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:

                    (i) The Executive's death;

                    (ii) If the Executive becomes permanently disabled within
               the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, the Executive immediately prior to the Change in Control; or

                    (iii) Cause.

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If, during the Severance Period, the Executive's employment is terminated by the
Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), the Executive will be entitled to the benefits provided by Section 4 hereof.

           (b) In the event of the occurrence of a Change in Control, the Executive may terminate employment with the Company and any Subsidiary during the Severance Period with the right to severance compensation as provided in
Section 4 upon the occurrence of one or more of the following events (regardless of whether any other reason, other than Cause as hereinabove provided, for such termination exists or has occurred, including without limitation other employment):

                    (i) Failure to elect or reelect or otherwise to maintain the
               Executive in the office or the position, or a substantially equivalent office or position, of or with the Company and/or a Subsidiary (or any successor thereto by operation of law of or otherwise), as the case may be, which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a Director of the Company and/or a Subsidiary (or any successor thereto) if the Executive shall have been a Director of the Company and/or a Subsidiary immediately prior to the Change in Control;

                    (ii) (A) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company and any Subsidiary which the Executive held immediately prior to the Change in Control, (B) a reduction in the Executive's Base Pay, (C) a reduction in the Executive's opportunity to receive Incentive Pay from the Company and any Subsidiary, or (D) the termination or denial of the Executive's rights to Employee Benefits or a reduction in the scope or value thereof, any of which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

                    (iii) A determination by the Executive (which determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence) that a change in circumstances has occurred following a Change in Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change in Control, which has rendered the Executive substantially unable to carry out, has substantially hindered Executive's performance of, or has caused Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

                    (iv) The liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or substantially all of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation,


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               reorganization, transfer or otherwise) to which all or
               substantially all of its business and/or assets have been transferred (by operation of law or otherwise) assumed all duties and obligations of the Company under this Agreement pursuant to
               Section 11(a);

                    (v) The Company relocates its principal executive offices
               (if such offices are the principal location of Executive's work), or requires the Executive to have his principal location of work changed, to any location that, in either case, is in excess of 25 miles from the location thereof immediately prior to the Change in Control, without his prior written consent; or

                    (vi) Without limiting the generality or effect of the
               foregoing, any material breach of this Agreement by the Company or any successor thereto which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such breach.

           (c) Notwithstanding anything contained in this Agreement to the contrary, in the event of a Change in Control [other than a Change in Control within the meaning of Section 1(d)(iv)], the Executive may terminate employment with the Company and any Subsidiary for any reason, or without reason, during the 30-day period immediately following the first anniversary of the first occurrence of a Change in Control with the right to severance compensation as provided in Section 4.

           (d) A termination by the Company pursuant to Section 3(a) or by the Executive pursuant to Section 3(b) or Section 3(c) will not affect any rights that the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company or Subsidiary providing Employee Benefits, which rights shall be governed by the terms thereof, except for any rights to severance compensation to which the Executive may be entitled upon termination of employment under any severance pay policy, plan, program or arrangement of the Company, which rights shall, during the Severance Period, be superseded by this Agreement.

           4. SEVERANCE COMPENSATION. (a) If, following the occurrence of a Change in Control, the Company or Subsidiary terminates the Executive's employment during the Severance Period other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to
Section 3(b) or Section 3(c), the Company will pay to the Executive the amounts described in Annex A within ten business days after the Termination Date, or, if later, upon the expiration of the revocation period provided for in Exhibit A, and will continue to provide to the Executive the benefits described on Annex A for the periods described therein.

           (b) Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite "prime rate" as quoted from time to time during the relevant period in the Midwest Edition of THE WALL STREET JOURNAL, plus 2%. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.



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           (c) Notwithstanding any provision of this Agreement to the contrary, the parties' respective rights and obligations under this Section 4 and under Sections 5, 7, 8 and the last sentence of Section 9 and Paragraph (3) of Annex A will survive any termination or expiration of this Agreement or the termination of the Executive's employment following a Change in Control for any reason whatsoever.

           (d) Unless otherwise expressly provided by the applicable policy, plan, program or agreement, after the occurrence of a Change in Control, the Company shall pay in cash to the Executive a lump sum amount equal to the value of any annual bonus or long-term incentive pay (including, without limitation, incentive-based annual cash bonuses and performance units, but not including any equity-based compensation or compensation provided under a qualified plan) earned or granted with respect to the Executive's service during the performance period or periods that includes the date on which the Change in Control occurred, disregarding any applicable vesting requirements; provided that such amount shall be calculated at the plan target rate, but prorated on the portion of the Executive's service that had elapsed during the applicable performance period. Such payment shall take into account service rendered through the payment date and shall be made at the earlier of (i) the date prescribed for payment pursuant to the applicable plan, program or agreement, and (ii) within five business days after the Termination Date.

           (e) Notwithstanding any provision to the contrary in any applicable policy, plan, program or agreement, upon the occurrence of a Change in Control, all equity incentive grants and awards held by the Executive shall become fully vested and all stock options held by the Executive shall become fully exercisable.

           5. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment (other than the Gross-Up payments provided for in this Section 5) or distribution by the Company or any of its affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, performance share, performance unit, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto) by reason of being considered "contingent on a change in ownership or control" of the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to (i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any



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ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

           (b) Subject to the provisions of Section 5(f), all determinations required to be made under this Section 5, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by the Company to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Company and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 5(f) and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by the Company to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

           (c) The Company and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Section 5(b). Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon the Company and the Executive.

           (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of the Company, provide to the Company true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if


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relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to the Company the amount of such reduction.

           (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Section 5(b) shall be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

           (f) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to the Company and (ii) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                     (i) provide the Company with any written records or
               documents in his possession relating to such claim reasonably requested by the Company;

                    (ii) take such action in connection with contesting such
               claim as the Company shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                    (iii) cooperate with the Company in good faith in order
               effectively to contest such claim; and

                    (iv) permit the Company to participate in any proceedings
               relating to such claim;

PROVIDED, HOWEVER, that the Company shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this
Section 5(f), the Company shall control all proceedings taken in connection with the contest of any claim contemplated by this Section 5(f) and, at its sole option, may pursue or forego any



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and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED, HOWEVER, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (g) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), the Executive receives any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5(f)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by the Company to the Executive pursuant to this Section 5.

           6. NO MITIGATION OBLIGATION. The Company hereby acknowledges that it will be difficult and may be impossible for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 8 will further limit the employment opportunities for the Executive. In addition, the Company acknowledges that its severance pay plans applicable in general to its salaried employees do not provide for mitigation, offset or reduction of any severance payment received thereunder. Accordingly, the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement is hereby acknowledged by the Company to be reasonable, and the Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise, except as expressly provided in the last sentence of Paragraph (2) set forth on Annex A.

           7. LEGAL FEES AND EXPENSES. (a) It is the intent of the Company that the Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Executive the benefits provided or intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of Executive's choice, at the expense of the Company as hereafter provided, to advise and represent the Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Without respect to whether the Executive prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by the Executive in connection with any of the foregoing; provided that, in regard to such matters, the Executive has not acted in bad faith or with no colorable claim of success.

           (b) To ensure that the provisions of this Agreement can be enforced by the Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and the Company. Each of Trust Agreement No. 1 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 1"), Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2"), and Trust Agreement No. 7 dated April 9, 1991, as amended ("Trust Agreement No. 7"), as it may be subsequently amended and/or restated, between the Trustee and the Company, sets forth the terms and conditions relating to payment from Trust Agreement No. 1 of compensation, pension benefits and other benefits pursuant to the Agreement owed by the Company, payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 7(a) hereof owed by the Company, and payment from Trust Agreement No. 7 of pension benefits owed by the Company. Executive shall make demand on the Company for any payments due Executive pursuant to
Section 7(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

           (c) Upon the earlier to occur of (i) a Change in Control or (ii) a declaration by the Board that a Change Control is imminent, the Company shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                      (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change in

           Control (or on such fifth business day if the Board has declared a Change in Control to be imminent) of the payments to be made to Executive under the provisions of Annex A and Section 5 hereof, such present value to be computed using the assumptions set forth in Annex A hereof and the computations provided for in Section 5 hereof less
           (II) the balance in the Executive's accounts provided for in Trust Agreement No. 1 as of the most recent completed valuation thereof, as certified by the Trustee under Trust Agreement No. 1 less (III) the balance in the Executive's accounts provided for in Trust Agreement No. 7 as of the most recently completed valuation thereof, as certified by the Trustee under Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement No. 1 and/or Trust Agreement No. 7 does not so certify by the end of the fourth (4th) business day after the earlier of such Change in Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge the Company's obligation to pay compensation, pension and other benefits hereunder, it being the intent of the Company that assets in such Trusts be held as security for the Company's obligation to pay compensation, pension and other benefits under this Agreement; and

                      (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of the Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge the Company's obligation hereunder, it being the intent of the Company that assets in such Trust be held as security for the Company's obligation under
           Section 7(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Company to Executive under Section 7(a) hereof, but also similar obligations of the Company to other executives and employees under similar provisions of other agreements and plans.

           8. COMPETITIVE ACTIVITY; CONFIDENTIALITY; NONSOLICITATION. (a) During the Term and for a period ending two years following the Termination Date, if the Executive shall have received or shall be receiving benefits under Section 4, and, if applicable, Section 5, the Executive shall not, without the prior written consent of the Company, which consent shall not be unreasonably withheld, engage in any Competitive Activity.

           (b) During the Term, the Company agrees that it will disclose to Executive its confidential or proprietary information (as defined in this Section 8(b)) to the extent necessary for Executive to carry out his obligations to the Company. The Executive hereby covenants and agrees that he will not, without the prior written consent of the Company, during the Term or thereafter disclose to any person not employed by the Company, or use in connection with engaging in competition with the Company, any confidential or proprietary information of the Company. For purposes of this Agreement, the term "confidential or proprietary information" will include all information of any nature and in any form that is owned by the Company and that is not publicly available (other than by Executive's breach of this Section 8(b)) or generally known to persons engaged in businesses similar or related to those of the Company. Confidential or proprietary information will include, without limitation, the Company's financial matters, customers, employees, industry contracts, strategic business plans, product development (or other proprietary product data), marketing plans, and all other secrets and all other information of a confidential or proprietary nature. For purposes of the preceding two sentences, the term "Company" will also include any Subsidiary (collectively, the "Restricted Group"). The foregoing obligations imposed by this Section 8(b) will not apply (i) during the Term, in the course of the business of and for the benefit of the Company, (ii) if such confidential or proprietary information will have become, through no fault of the Executive, generally known to the public or (iii) if the Executive is required by law to make disclosure (after giving the Company notice and an opportunity to contest such requirement).

           (c) The Executive hereby covenants and agrees that during the Term and for two years thereafter Executive will not, without the prior written consent of the Company, which consent shall not unreasonably be withheld, on behalf of Executive or on behalf of any person, firm or company, directly or indirectly, attempt to influence, persuade or induce, or assist any other person in so persuading or inducing, any employee of the Restricted Group to give up, or to not commence, employment or a business relationship with the Restricted Group.

           9. EMPLOYMENT RIGHTS. Nothing expressed or implied in this Agreement will create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company or any Subsidiary prior to or following any Change in Control. Any termination of employment of the Executive or the removal of the Executive from the office or position in the Company or any Subsidiary that occurs (i) not more than 180 days prior to the date on which a Change in Control occurs, and (ii) following the commencement of any discussion with a third person that ultimately results in a Change in Control, shall be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

           10. WITHHOLDING OF TAXES. The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as the Company is required to withhold pursuant to any applicable law, regulation or ruling.

           11. SUCCESSORS AND BINDING AGREEMENT. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance reasonably satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

           (b) This Agreement will inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

           (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b). Without limiting the generality or effect of the foregoing, the Executive's right to receive payments hereunder will not be assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive's will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 11(c), the Company shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

           12. NOTICES. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as FedEx, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

           13. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

           14. VALIDITY. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

           15. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

           16. CONSTRUCTION. The masculine gender, when used in this Agreement, shall be deemed to include the feminine gender and the singular number shall include the plural, unless the context clearly indicates to the contrary.

           17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

           18. PRIOR AGREEMENT. This Agreement cancels and supercedes the Employment Agreement, dated as of June 30, 1997 (the "Prior Agreement"), between the Company and the Executive, which Prior Agreement shall, without further action, be canceled and superseded as of the date first above written.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                             CLEVELAND-CLIFFS INC


                                             By: /s/ John C. Morley
                                                -----------------------------
                                                    [Name and Title]
                                                 Chairman - Compensation and
                                                  Organization Committee

                                                  /s/ J.S. Brinzo
                                                 ----------------------------
                                                    John S. Brinzo

                                                                         Annex A
                                                                         -------



                             Severance Compensation
                             ----------------------


                  (1) A lump sum payment in an amount equal to three (3) times the sum of (A) Base Pay (at the highest rate in effect for any period prior to the Termination Date), plus (B) Incentive Pay (in an amount equal to not less than the greater of (i) the target bonus and/or target award opportunity for the fiscal year immediately preceding the year in which the Change in Control occurred, or (ii) the target bonus and/or target award opportunity for the fiscal year in which the Termination Date occurs).

                  (2) For a period of thirty-six (36) months following the Termination Date (the "Continuation Period"), the Company will arrange to provide the Executive with Employee Benefits that are welfare benefits (but not stock option, performance share, performance unit, stock purchase, stock appreciation or similar compensatory benefits) substantially similar to those that the Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 3(b)(ii)). If and to the extent that any benefit described in this Paragraph 2 is not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or any Subsidiary, as the case may be, then the Company will itself pay or provide for the payment to the Executive, his dependents and beneficiaries, of such Employee Benefits along with, in the case of any benefit described in this Paragraph 2 which is subject to tax because it is not or cannot be paid or provided under any such policy, plan, program or arrangement of the Company or any Subsidiary, an additional amount such that after payment by the Executive, or his dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, or any other provision of the Agreement, for purposes of determining the period of continuation coverage to which the Executive or any of his dependents is entitled pursuant to Section 4980B of the Code (or any successor provision thereto) under the Company's medical, dental and other group health plans, or successor plans, the Executive's "qualifying event" shall be the termination of the Continuation Period and the Executive shall be considered to have remained actively employed on a full-time basis through that date. Without otherwise limiting the purposes or effect of Section 5, Employee Benefits otherwise receivable by the Executive pursuant to this Paragraph 2 will be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the Continuation Period following the Executive's Termination Date, and any such benefits actually received by the Executive shall be reported by the Executive to the Company.

                  (3) A lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive three (3) years following the Termination Date under the SRP, and as modified by this Paragraph (3) (assuming Base Salary and Incentive Pay as determined in Paragraph
(1), if the Executive had remained in the full-time employment of the Company until three (3) years following the Termination Date.

The calculation of the SRP Payment and its actuarial equivalence shall be made as of the Termination Date. The lump sum of actuarial equivalence shall be calculated as of three (3) years following the Termination Date using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417 (e)(3)(A) (ii)(II) of the Code for the month in which the Termination Date occurs.

The Company hereby waives the discretionary right, at any time subsequent to the date of a Change in Control, to amend or terminate the SRP as to the Executive as provided in paragraph 8 thereof or to terminate the rights of the Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between the Company and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Paragraph (3) shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If the Company shall terminate the Executive's employment during the Severance Period, other than for Cause pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii) of the Agreement, or if the Executive shall terminate his employment pursuant to Section 3(b) of the Agreement, or if, following the end of the Severance Period, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                           (A) At the time of his termination of employment with
                  the Company (by death or otherwise), the Executive shall be credited with years of continuous service for benefit accrual and eligibility equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with the Company for three (3) years after the Termination Date, and had he attained the greater of (iii) his actual chronological age, (iv) sixty-five, or (v) his chronological age three (3) years after the Termination Date. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. Such Executive shall be eligible to commence a 30-year pension benefit on the earlier of (vi) the date upon which the Executive would have otherwise reached 30 years of continuous service with the Company but for his termination of employment after the Change in Control at which time the Executive shall be deemed to be age 65, or
                  (vii) the date upon which the sum of the Executive's years of continuous service (as computed in the first sentence of this subparagraph (A)) and the Executive's Credited Years of Industry Service is equal to 30 years of service, at which time the Executive shall be deemed to be age 65; and

                           (B) The Executive shall be a "Participant" in the
                  SRP, notwithstanding any limitations therein. The terms of the Agreement and this Annex A shall take precedence to the extent they are contrary to provisions contained in the SRP.

Payment of the SRP Payment by the Company shall be deemed to be a satisfaction of all obligations of the Company to the Executive under the SRP.

                  (4) Base Salary through the Termination Date plus prorata Incentive Pay for the year in which the Termination Date occurs calculated at the greater of (i) the target bonus and/or target opportunity or (ii) actual performance, in each case for the fiscal year in which the Termination Date occurs.

                  (5) In lieu of the Executive's right to receive deferred compensation under the Voluntary Non-Qualified Deferred Compensation Plan or any other plan providing for deferral of income or amounts otherwise payable to the Executive, a lump sum payment in cash in an amount equal to 100% of the Executive's cash and stock account balances under such plans.

                  (6) Outplacement services by a firm selected by the Executive, at the expense of the Company in an amount up to 15% of the Executive's Base Pay.

                  (7) Post-retirement medical, hospital, surgical and prescription drug coverage for the lifetime of the Executive, his spouse and any eligible dependents equivalent to that which would have been furnished on the day prior to the Change in Control to an officer of the Company who retired on such date with full eligibility for such benefits.

                              CLEVELAND-CLIFFS INC
                               SEVERANCE AGREEMENT

                                    EXHIBIT A

                                 Form of Release
                                 ---------------


                  WHEREAS, the Executive's employment has been terminated in accordance with Section 3 of the Severance Agreement (the "Agreement") dated as of January 1, 2000 between the Executive and Cleveland-Cliffs Inc; and

                  WHEREAS, the Executive is required to sign this Release in order to receive the Severance Compensation (as such term is defined in the Agreement) as described in Annex A of the Agreement and the other benefits described in the Agreement.

                  NOW THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Executive agrees as follows:

      1. This Release is effective on the date hereof and will continue in effect as provided herein.

      2. In consideration of the payments to be made and the benefits to be received by the Executive pursuant to the Agreement, which the Executive acknowledges are in addition to payments and benefits which the Executive would be entitled to receive absent the Agreement (other than severance pay and benefits under any other severance plan, policy, program or arrangement sponsored by Cleveland-Cliffs Inc), the Executive, for himself and his dependents, successors, assigns, heirs, executors and administrators (and his and their legal representatives of every kind), hereby releases, dismisses, remises and forever discharges Cleveland-Cliffs Inc, its predecessors, parents, subsidiaries, divisions, related or affiliated companies, officers, directors, stockholders, members, employees, heirs, successors, assigns, representatives, agents and counsel (the "Company") from any and all arbitrations, claims, including claims for attorney's fees, demands, damages, suits, proceedings, actions and/or causes of action of any kind and every description, whether known or unknown, which Executive now has or may have had for, upon, or by reason of any cause whatsoever ("claims"), against the Company, including but not limited to:

                    (a) any and all claims arising out of or relating to
               Executive's employment by or service with the Company and his termination from the Company;

                    (b) any and all claims of discrimination, including but not limited to claims of discrimination on the basis of sex, race, age, national origin, marital status, religion or handicap, including, specifically, but without limiting the generality of the foregoing, any claims under the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, Ohio Revised


                                    Exh. A-1

     Code Section 4101.17 and Ohio Revised Code Chapter 4112, including Sections 4112.02 and 4112.99 thereof; and

          (c) any and all claims of wrongful or unjust discharge or breach of any contract or promise, express or implied.

      3. Executive understands and acknowledges that the Company does not admit any violation of law, liability or invasion of any of his rights and that any such violation, liability or invasion is expressly denied. The consideration provided for this Release is made for the purpose of settling and extinguishing all claims and rights (and every other similar or dissimilar matter) that Executive ever had or now may have against the Company to the extent provided in this Release. Executive further agrees and acknowledges that no representations, promises or inducements have been made by the Company other than as appear in the Agreement.

     4. Executive further agrees and acknowledges that:

          (a) The release provided for herein releases claims to and including the date of this Release;

          (b) He has been advised by the Company to consult with legal counsel prior to executing this Release, has had an opportunity to consult with and to be advised by legal counsel of his choice, fully understands the terms of this Release, and enters into this Release freely, voluntarily and intending to be bound;

          (c) He has been given a period of 21 days to review and consider the terms of this Release, prior to its execution and that he may use as much of the 21 day period as he desires; and

          (d) He may, within 7 days after execution, revoke this Release. Revocation shall be made by delivering a written notice of revocation to the Vice President Human Resources at the Company. For such revocation to be effective, written notice must be actually received by the Vice President Human Resources at the Company no later than the close of business on the 7th day after Executive executes this Release. If Executive does exercise his right to revoke this Release, all of the terms and conditions of the Release shall be of no force and effect and the Company shall not have any obligation to make payments or provide benefits to Executive as set forth in Sections 4, 5, and 7 of the Agreement.

          5. Executive agrees that he will never file a lawsuit or other complaint asserting any claim that is released in this Release.

          6. Executive waives and releases any claim that he has or may have to reemployment after __________________.




                                    Exh. A-2

                  IN WITNESS WHEREOF, the Executive has executed and delivered this Release on the date set forth below.


Dated:_____________________                       ______________________________
                                                            Executive




                                    Exh. A-3

                               SEVERANCE AGREEMENT
                               -------------------


           THIS SEVERANCE AGREEMENT (this "Agreement"), dated as of January 1, 2000 is made and entered by and between Cleveland-Cliffs Inc, an Ohio corporation (the "Company"), and Thomas J. O'Neil (the "Executive").

                                   WITNESSETH:
                                   -----------

           WHEREAS, the Executive is a senior executive of the Company or one or more of its Subsidiaries and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of the Company;

           WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined below) exists;

           WHEREAS, the Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives, including the Executive, applicable in the event of a Change in Control;

           WHEREAS, the Company wishes to ensure that its senior executives are not practically disabled from discharging their duties in respect of a proposed or actual transaction involving a Change in Control; and

           WHEREAS, the Company desires to provide additional inducement for the Executive to continue to remain in the employ of the Company.

           NOW, THEREFORE, the Company and the Executive agree as follows:

           1. CERTAIN DEFINED TERMS. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

           (a) "Base Pay" means the Executive's annual base salary rate as in effect from time to time.

           (b) "Board" means the Board of Directors of the Company.

           (c) "Cause" means that, prior to any termination pursuant to Section 3(b), the Executive shall have committed:

               (i) and been convicted of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;

               (ii) intentional wrongful damage to property of the Company or any Subsidiary;

               (iii) intentional wrongful disclosure of secret processes or confidential information of the Company or any Subsidiary; or

               (iv) intentional wrongful engagement in any Competitive Activity;

           and any such act shall have been demonstrably and materially harmful to the Company. For purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done or omitted to be done by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the Board then in office at a meeting of the Board called and held for such purpose, after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel (if the Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, the Executive had committed an act constituting "Cause" as herein defined and specifying the particulars thereof in detail. Nothing herein will limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

           (d) "Change in Control" means the occurrence during the Term of any of the following events:


                      (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
           Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding Voting Stock of the Company; provided, however, that for purposes of this Section 1(d)(i), the following acquisitions shall not constitute a Change in
           Control: (A) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined in Section 1(d)(ii), below), (B) any acquisition by the Company of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
           Section 1(d)(iii), below; or

                      (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                      (iii) consummation of a reorganization, merger or consolidation involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or any other transaction involving the Company (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock of the Company, (B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                      (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 1(d)(iii).

           (e) "Competitive Activity" means the Executive's participation, without the written consent of an officer of the Company, in the management of any business enterprise if such enterprise engages in substantial and direct competition with the Company and such enterprise's sales of any product or service competitive with any product or service of the Company amounted to 10% of such enterprise's net sales for its most recently completed fiscal year and if the Company's net sales of said product or service amounted to 10% of the Company's net sales for its most recently completed fiscal year. "Competitive Activity" will not include (i) the mere ownership of securities in any such enterprise and the exercise of rights appurtenant thereto or (ii) participation in the management of any such enterprise other than in connection with the competitive operations of such enterprise.

           (f) "Employee Benefits" means the perquisites, benefits and service credit for benefits as provided under any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company or a Subsidiary), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company or a Subsidiary, providing perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (h) "Incentive Pay" means an annual bonus, incentive or other payment of compensation, in addition to Base Pay, made or to be made in regard to services rendered in any year or other period pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company or a Subsidiary, or any successor thereto.

           (i) "Industry Service" means professionally related service, prior to his employment by the Company or a Subsidiary, by the Executive as an employee within the iron, steel and mining industries or service within an industry to which such Executive's position with the Company relates. The Executive shall be given credit for one year of Industry Service for every two years of service with the Company, as designated in writing by, or in minutes of the actions of, the Compensation and Organization Committee of the Board, and such years of credited Industry Service shall be defined as "Credited Years of Industry Service."

           (j) "Retirement Plans" means the retirement income, supplemental executive retirement, excess benefits and retiree medical, life and similar benefit plans providing retirement perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (k) "Severance Period" means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control, or (ii) the Executive's death.

           (l) "Subsidiary" means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding capital or profits interests or Voting Stock.

           (m) "Supplemental Retirement Plan" or "SRP" means the
Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (as Amended and Restated as of January 1, 1999), as it may be amended prior to a Change in Control, and modified as provided in Annex A, Paragraph (3).

           (n) "Term" means the period commencing as of the date hereof and expiring as of the later of (i) the close of business on December 31, 2001, or
(ii) the expiration of the Severance Period; PROVIDED, HOWEVER, that (A) commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, the Company or the Executive shall have given notice that it or the Executive, as the case may be, does not wish to have the Term extended and (B) subject to the last sentence of
Section 9, if, prior to a Change in Control, the Executive ceases for any reason to be an officer of the Company and any Subsidiary, thereupon without further action the Term shall be deemed to have expired and this Agreement will immediately terminate and be of no further effect. For purposes of this Section 1(n), the Executive shall not be deemed to have ceased to be an employee of the Company and any Subsidiary by reason of the transfer of Executive's employment between the Company and any Subsidiary, or among any Subsidiaries.

           (o) "Termination Date" means the date on which the Executive's employment is terminated pursuant to Section 3 (the effective date of which shall be the date of termination, or such other date that may be specified by the Executive if the termination is pursuant to Section 3(b)).

           (p) "Voting Stock" means securities entitled to vote generally in the election of directors.

           2. OPERATION OF AGREEMENT. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement shall become immediately operative, including without limitation, the last sentence of
Section 9 notwithstanding that the Term may have theretofore expired.

           3. TERMINATION FOLLOWING A CHANGE IN CONTROL. (a) In the event of the occurrence of a Change in Control, the Executive's employment may be terminated by the Company or a Subsidiary during the Severance Period and the Executive shall be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:

                    (i) The Executive's death;

                    (ii) If the Executive becomes permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, the Executive immediately prior to the Change in Control; or

                    (iii) Cause.

If, during the Severance Period, the Executive's employment is terminated by the Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), the Executive will be entitled to the benefits provided by Section 4 hereof.

           (b) In the event of the occurrence of a Change in Control, the Executive may terminate employment with the Company and any Subsidiary during the Severance Period with the right to severance compensation as provided in
Section 4 upon the occurrence of one or more of the following events (regardless of whether any other reason, other than Cause as hereinabove provided, for such termination exists or has occurred, including without limitation other employment):

                      (i) Failure to elect or reelect or otherwise to maintain the Executive in the office or the position, or a substantially equivalent office or position, of or with the Company and/or a Subsidiary (or any successor thereto by operation of law of or otherwise), as the case may be, which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a Director of the Company and/or a Subsidiary (or any successor thereto) if the Executive shall have been a Director of the Company and/or a Subsidiary immediately prior to the Change in Control;

                      (ii) (A) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company and any Subsidiary which the Executive held immediately prior to the Change in Control,
           (B) a reduction in the Executive's Base Pay, (C) a reduction in the Executive's opportunity to receive Incentive Pay from the Company and any Subsidiary, or (D) the termination or denial of the Executive's rights to Employee Benefits or a reduction in the scope or value thereof, any of which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

                      (iii) A determination by the Executive (which determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence) that a change in circumstances has occurred following a Change in Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change in Control, which has rendered the Executive substantially unable to carry out, has substantially hindered Executive's performance of, or has caused Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

                      (iv) The liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or substantially all of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise) to which all or substantially all of its business and/or assets have been transferred (by operation of law or otherwise) assumed all duties and obligations of the Company under this Agreement pursuant to Section 11(a);

                      (v) The Company relocates its principal executive offices (if such offices are the principal location of Executive's work), or requires the Executive to have his principal location of work changed, to any location that, in either case, is in excess of 25 miles from the location thereof immediately prior to the Change in Control, without his prior written consent; or

                      (vi) Without limiting the generality or effect of the foregoing, any material breach of this Agreement by the Company or any successor thereto which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such breach.

           (c) A termination by the Company pursuant to Section 3(a) or by the Executive pursuant to Section 3(b) will not affect any rights that the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company or Subsidiary providing Employee Benefits, which rights shall be governed by the terms thereof, except for any rights to severance compensation to which the Executive may be entitled upon termination of employment under any severance pay policy, plan, program or arrangement of the Company, which rights shall, during the Severance Period, be superseded by this Agreement.

           4. SEVERANCE COMPENSATION. (a) If, following the occurrence of a Change in Control, the Company or Subsidiary terminates the Executive's employment during the Severance Period other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to
Section 3(b), the Company will pay to the Executive the amounts described in Annex A within ten business days after the Termination Date, or, if later, upon the expiration of the revocation period provided for in Exhibit A, and will continue to provide to the Executive the benefits described on Annex A for the periods described therein.

           (b) Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite "prime rate" as quoted from time to time during the relevant period in the Midwest Edition of THE WALL STREET JOURNAL, plus 2%. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.

           (c) Notwithstanding any provision of this Agreement to the contrary, the parties' respective rights and obligations under this Section 4 and under Sections 5, 7, 8 and the last sentence of Section 9 and Paragraph (3) of Annex A will survive any termination or expiration of this Agreement or the termination of the Executive's employment following a Change in Control for any reason whatsoever.

           (d) Unless otherwise expressly provided by the applicable policy, plan, program or agreement, after the occurrence of a Change in Control, the Company shall pay in cash to the Executive a lump sum amount equal to the value of any annual bonus or long-term incentive pay (including, without limitation, incentive-based annual cash bonuses and performance units, but not including any equity-based compensation or compensation provided under a qualified plan) earned or granted with respect to the Executive's service during the performance period or periods that includes the date on which the Change in Control occurred, disregarding any applicable vesting requirements; provided that such amount shall be calculated at the plan target rate, but prorated on the portion of the Executive's service that had elapsed during the applicable performance period. Such payment shall take into account service rendered through the payment date and shall be made at the earlier of (i) the date prescribed for payment pursuant to the applicable plan, program or agreement, and (ii) within five business days after the Termination Date.

           (e) Notwithstanding any provision to the contrary in any applicable policy, plan, program or agreement, upon the occurrence of a Change in Control, all equity incentive grants and awards held by the Executive shall become fully vested and all stock options held by the Executive shall become fully exercisable.

           5. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment (other than the Gross-Up payments provided for in this Section 5) or distribution by the Company or any of its affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, performance share, performance unit, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto) by reason of being considered "contingent on a change in ownership or control" of the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to (i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

           (b) Subject to the provisions of Section 5(f), all determinations required to be made under this Section 5, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by the Company to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Company and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 5(f) and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by the Company to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

           (c) The Company and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Section 5(b). Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon the Company and the Executive.

           (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of the Company, provide to the Company true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to the Company the amount of such reduction.

           (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Section 5(b) shall be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

           (f) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to the Company and (ii) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                      (i) provide the Company with any written records or documents in his possession relating to such claim reasonably requested by the Company;

                      (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                      (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

                      (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, HOWEVER, that the Company shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this
Section 5(f), the Company shall control all proceedings taken in connection with the contest of any claim contemplated by this Section 5(f) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED,

HOWEVER, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (g) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), the Executive receives any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5(f)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by the Company to the Executive pursuant to this Section 5.

           6. NO MITIGATION OBLIGATION. The Company hereby acknowledges that it will be difficult and may be impossible for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 8 will further limit the employment opportunities for the Executive. In addition, the Company acknowledges that its severance pay plans applicable in general to its salaried employees do not provide for mitigation, offset or reduction of any severance payment received thereunder. Accordingly, the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement is hereby acknowledged by the Company to be reasonable, and the Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise, except as expressly provided in the last sentence of Paragraph (2) set forth on Annex A.

           7. LEGAL FEES AND EXPENSES. (a) It is the intent of the Company that the Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Executive the benefits provided or intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of Executive's choice, at the expense of the Company as hereafter provided, to advise and represent the Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Without respect to whether the Executive prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by the Executive in connection with any of the foregoing; provided that, in regard to such matters, the Executive has not acted in bad faith or with no colorable claim of success.

           (b) To ensure that the provisions of this Agreement can be enforced by the Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and the Company. Each of Trust Agreement No. 1 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 1"), Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2"), and Trust Agreement No. 7 dated April 9, 1991, as amended ("Trust Agreement No. 7"), as it may be subsequently amended and/or restated, between the Trustee and the Company, sets forth the terms and conditions relating to payment from Trust Agreement No. 1 of compensation, pension benefits and other benefits pursuant to the Agreement owed by the Company, payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 7(a) hereof owed by the Company, and payment from Trust Agreement No. 7 of pension benefits owed by the Company. Executive shall make demand on the Company for any payments due Executive pursuant to
Section 7(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

           (c) Upon the earlier to occur of (i) a Change in Control or (ii) a declaration by the Board that a Change Control is imminent, the Company shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                      (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change in Control (or on such fifth business day if the Board has declared a Change in Control to be imminent) of the payments to be made to Executive under the provisions of Annex A and Section 5 hereof, such present value to be computed using the assumptions set forth in Annex A hereof and the computations provided for in Section 5 hereof less (II) the balance in the Executive's accounts provided for in Trust Agreement No. 1 as of the most recent completed valuation thereof, as certified by the Trustee under Trust Agreement No. 1 less (III) the balance in the Executive's accounts provided for in Trust Agreement

           No. 7 as of the most recently completed valuation thereof, as certified by the Trustee under Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement No. 1 and/or Trust Agreement No. 7 does not so certify by the end of the fourth (4th) business day after the earlier of such Change in Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge the Company's obligation to pay compensation, pension and other benefits hereunder, it being the intent of the Company that assets in such Trusts be held as security for the Company's obligation to pay compensation, pension and other benefits under this Agreement; and

                      (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of the Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge the Company's obligation hereunder, it being the intent of the Company that assets in such Trust be held as security for the Company's obligation under
           Section 7(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Company to Executive under Section 7(a) hereof, but also similar obligations of the Company to other executives and employees under similar provisions of other agreements and plans.

           8. COMPETITIVE ACTIVITY; CONFIDENTIALITY; NONSOLICITATION. (a) During the Term and for a period ending two years following the Termination Date, if the Executive shall have received or shall be receiving benefits under Section 4, and, if applicable, Section 5, the Executive shall not, without the prior written consent of the Company, which consent shall not be unreasonably withheld, engage in any Competitive Activity.

           (b) During the Term, the Company agrees that it will disclose to Executive its confidential or proprietary information (as defined in this Section 8(b)) to the extent necessary for Executive to carry out his obligations to the Company. The Executive hereby covenants and agrees that he will not, without the prior written consent of the Company, during the Term or thereafter disclose to any person not employed by the Company, or use in connection with engaging in competition with the Company, any confidential or proprietary information of the Company. For purposes of this Agreement, the term "confidential or proprietary information" will include all information of any nature and in any form that is owned by the Company and that is not publicly available (other than by Executive's breach of this Section 8(b)) or generally known to persons engaged in businesses similar or related to those of the Company. Confidential or proprietary information will include, without limitation, the Company's financial matters, customers, employees, industry contracts, strategic business plans, product development (or other proprietary product data), marketing plans, and all other secrets and all other information of a confidential or proprietary nature. For purposes of the preceding two sentences, the term "Company" will also include any Subsidiary (collectively, the "Restricted Group"). The foregoing obligations imposed by this Section 8(b) will not apply (i) during the Term, in the course of the business of and for the benefit of the Company, (ii) if such confidential or proprietary information will have become, through no fault of the Executive, generally known to the public or (iii) if the Executive is required by law to make disclosure (after giving the Company notice and an opportunity to contest such requirement).

           (c) The Executive hereby covenants and agrees that during the Term and for two years thereafter Executive will not, without the prior written consent of the Company, which consent shall not unreasonably be withheld, on behalf of Executive or on behalf of any person, firm or company, directly or indirectly, attempt to influence, persuade or induce, or assist any other person in so persuading or inducing, any employee of the Restricted Group to give up, or to not commence, employment or a business relationship with the Restricted Group.

           9. EMPLOYMENT RIGHTS. Nothing expressed or implied in this Agreement will create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company or any Subsidiary prior to or following any Change in Control. Any termination of employment of the Executive or the removal of the Executive from the office or position in the Company or any Subsidiary that occurs (i) not more than 180 days prior to the date on which a Change in Control occurs, and (ii) following the commencement of any discussion with a third person that ultimately results in a Change in Control, shall be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

           10. WITHHOLDING OF TAXES. The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as the Company is required to withhold pursuant to any applicable law, regulation or ruling.

           11. SUCCESSORS AND BINDING AGREEMENT. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance reasonably satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

           (b) This Agreement will inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

           (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b). Without limiting the generality or effect of the foregoing, the Executive's right to receive payments hereunder will not be assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive's will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 11(c), the Company shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

           12. NOTICES. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as FedEx, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

           13. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

           14. VALIDITY. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

           15. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

           16. CONSTRUCTION. The masculine gender, when used in this Agreement, shall be deemed to include the feminine gender and the singular number shall include the plural, unless the context clearly indicates to the contrary.

           17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

           18. PRIOR AGREEMENT. This Agreement cancels and supercedes the Employment Agreement, dated as of June 30, 1997 (the "Prior Agreement"), between the Company and the Executive, which Prior Agreement shall, without further action, be canceled and superseded as of the date first above written.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                   CLEVELAND-CLIFFS INC


                                   By:   /s/ J. S. Brinzo
                                      -----------------------------------
                                              [Name and Title]
                                      Chairman and Chief Executive Officer

                                         /s/ Thomas J. O'Neil
                                      -----------------------------------
                                              Thomas J. O'Neil

                                                                         Annex A
                                                                         -------



                             Severance Compensation
                             ----------------------


                  (1) A lump sum payment in an amount equal to three (3) times the sum of (A) Base Pay (at the highest rate in effect for any period prior to the Termination Date), plus (B) Incentive Pay (in an amount equal to not less than the greater of (i) the target bonus and/or target award opportunity for the fiscal year immediately preceding the year in which the Change in Control occurred, or (ii) the target bonus and/or target award opportunity for the fiscal year in which the Termination Date occurs).

                  (2) For a period of thirty-six (36) months following the Termination Date (the "Continuation Period"), the Company will arrange to provide the Executive with Employee Benefits that are welfare benefits (but not stock option, performance share, performance unit, stock purchase, stock appreciation or similar compensatory benefits) substantially similar to those that the Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 3(b)(ii)). If and to the extent that any benefit described in this Paragraph 2 is not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or any Subsidiary, as the case may be, then the Company will itself pay or provide for the payment to the Executive, his dependents and beneficiaries, of such Employee Benefits along with, in the case of any benefit described in this Paragraph 2 which is subject to tax because it is not or cannot be paid or provided under any such policy, plan, program or arrangement of the Company or any Subsidiary, an additional amount such that after payment by the Executive, or his dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, or any other provision of the Agreement, for purposes of determining the period of continuation coverage to which the Executive or any of his dependents is entitled pursuant to Section 4980B of the Code (or any successor provision thereto) under the Company's medical, dental and other group health plans, or successor plans, the Executive's "qualifying event" shall be the termination of the Continuation Period and the Executive shall be considered to have remained actively employed on a full-time basis through that date. Without otherwise limiting the purposes or effect of Section 5, Employee Benefits otherwise receivable by the Executive pursuant to this Paragraph 2 will be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the Continuation Period following the Executive's Termination Date, and any such benefits actually received by the Executive shall be reported by the Executive to the Company.

                  (3) A lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive three (3) years following the Termination Date under the SRP, and as modified by this Paragraph (3) (assuming Base Salary and Incentive Pay as determined in Paragraph
(1), if the Executive had remained in the full-time employment of the Company until three (3) years following the Termination Date.

The calculation of the SRP Payment and its actuarial equivalence shall be made as of the Termination Date. The lump sum of actuarial equivalence shall be calculated as of three (3) years following the Termination Date using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417 (e)(3)(A) (ii)(II) of the Code for the month in which the Termination Date occurs.

The Company hereby waives the discretionary right, at any time subsequent to the date of a Change in Control, to amend or terminate the SRP as to the Executive as provided in paragraph 8 thereof or to terminate the rights of the Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between the Company and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Paragraph (3) shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If the Company shall terminate the Executive's employment during the Severance Period, other than for Cause pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii) of the Agreement, or if the Executive shall terminate his employment pursuant to Section 3(b) of the Agreement, or if, following the end of the Severance Period, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                                 (A) At the time of his termination of
                      employment with the Company (by death or otherwise), the Executive shall be credited with years of continuous service for benefit accrual and eligibility equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with the Company for three (3) years after the Termination Date, and had he attained the greater of
                      (iii) his actual chronological age, (iv) sixty-five, or
                      (v) his chronological age three (3) years after the Termination Date. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. Such Executive shall be eligible to commence a 30-year pension benefit on the earlier of (vi) the date upon which the Executive would have otherwise reached 30 years of continuous service with the Company but for his termination of employment after the Change in Control at which time the Executive shall be deemed to be age 65, or (vii) the date upon which the sum of the Executive's years of continuous service (as computed in the first sentence of this subparagraph (A)) and the Executive's Credited Years of Industry Service is equal to 30 years of service, at which time the Executive shall be deemed to be age 65; and

                                 (B) The Executive shall be a "Participant" in
                      the SRP, notwithstanding any limitations therein. The terms of the Agreement and this Annex A shall take precedence to the extent they are contrary to provisions contained in the SRP.

Payment of the SRP Payment by the Company shall be deemed to be a satisfaction of all obligations of the Company to the Executive under the SRP.

                  (4) Base Salary through the Termination Date plus prorata Incentive Pay for the year in which the Termination Date occurs calculated at the greater of (i) the target bonus and/or target opportunity or (ii) actual performance, in each case for the fiscal year in which the Termination Date occurs.

                  (5) In lieu of the Executive's right to receive deferred compensation under the Voluntary Non-Qualified Deferred Compensation Plan or any other plan providing for deferral of income or amounts otherwise payable to the Executive, a lump sum payment in cash in an amount equal to 100% of the Executive's cash and stock account balances under such plans.

                  (6) Outplacement services by a firm selected by the Executive, at the expense of the Company in an amount up to 15% of the Executive's Base Pay.

                  (7) Post-retirement medical, hospital, surgical and prescription drug coverage for the lifetime of the Executive, his spouse and any eligible dependents equivalent to that which would have been furnished on the day prior to the Change in Control to an officer of the Company who retired on such date with full eligibility for such benefits.

                              CLEVELAND-CLIFFS INC
                               SEVERANCE AGREEMENT

                                    EXHIBIT A

                                 Form of Release
                                 ---------------


                  WHEREAS, the Executive's employment has been terminated in accordance with Section 3 of the Severance Agreement (the "Agreement") dated as of January 1, 2000 between the Executive and Cleveland-Cliffs Inc; and

                  WHEREAS, the Executive is required to sign this Release in order to receive the Severance Compensation (as such term is defined in the Agreement) as described in Annex A of the Agreement and the other benefits described in the Agreement.

                  NOW THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Executive agrees as follows:

     1. This Release is effective on the date hereof and will continue in effect as provided herein.

     2. In consideration of the payments to be made and the benefits to be received by the Executive pursuant to the Agreement, which the Executive acknowledges are in addition to payments and benefits which the Executive would be entitled to receive absent the Agreement (other than severance pay and benefits under any other severance plan, policy, program or arrangement sponsored by Cleveland-Cliffs Inc), the Executive, for himself and his dependents, successors, assigns, heirs, executors and administrators (and his and their legal representatives of every kind), hereby releases, dismisses, remises and forever discharges Cleveland-Cliffs Inc, its predecessors, parents, subsidiaries, divisions, related or affiliated companies, officers, directors, stockholders, members, employees, heirs, successors, assigns, representatives, agents and counsel (the "Company") from any and all arbitrations, claims, including claims for attorney's fees, demands, damages, suits, proceedings, actions and/or causes of action of any kind and every description, whether known or unknown, which Executive now has or may have had for, upon, or by reason of any cause whatsoever ("claims"), against the Company, including but not limited to:

          (a) any and all claims arising out of or relating to Executive's employment by or service with the Company and his termination from the Company;

          (b) any and all claims of discrimination, including but not limited to claims of discrimination on the basis of sex, race, age, national origin, marital status, religion or handicap, including, specifically, but without limiting the generality of the foregoing, any claims under the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, Ohio Revised


                                    Exh. A-1

     Code Section 4101.17 and Ohio Revised Code Chapter 4112, including Sections 4112.02 and 4112.99 thereof; and

          (c) any and all claims of wrongful or unjust discharge or breach of any contract or promise, express or implied.

      3. Executive understands and acknowledges that the Company does not admit any violation of law, liability or invasion of any of his rights and that any such violation, liability or invasion is expressly denied. The consideration provided for this Release is made for the purpose of settling and extinguishing all claims and rights (and every other similar or dissimilar matter) that Executive ever had or now may have against the Company to the extent provided in this Release. Executive further agrees and acknowledges that no representations, promises or inducements have been made by the Company other than as appear in the Agreement.

      4. Executive further agrees and acknowledges that:

          (a) The release provided for herein releases claims to and including the date of this Release;

          (b) He has been advised by the Company to consult with legal counsel prior to executing this Release, has had an opportunity to consult with and to be advised by legal counsel of his choice, fully understands the terms of this Release, and enters into this Release freely, voluntarily and intending to be bound;

          (c) He has been given a period of 21 days to review and consider the terms of this Release, prior to its execution and that he may use as much of the 21 day period as he desires; and

          (d) He may, within 7 days after execution, revoke this Release. Revocation shall be made by delivering a written notice of revocation to the Vice President Human Resources at the Company. For such revocation to be effective, written notice must be actually received by the Vice President Human Resources at the Company no later than the close of business on the 7th day after Executive executes this Release. If Executive does exercise his right to revoke this Release, all of the terms and conditions of the Release shall be of no force and effect and the Company shall not have any obligation to make payments or provide benefits to Executive as set forth in Sections 4, 5, and 7 of the Agreement.

     5. Executive agrees that he will never file a lawsuit or other complaint asserting any claim that is released in this Release.

     6. Executive waives and releases any claim that he has or may have to reemployment after __________________.




                                    Exh. A-2

                  IN WITNESS WHEREOF, the Executive has executed and delivered this Release on the date set forth below.


Dated:_____________________                 ________________________________
                                                       Executive




                                    Exh. A-3

                               SEVERANCE AGREEMENT
                               -------------------


           THIS SEVERANCE AGREEMENT (this "Agreement"), dated as of January 1, 2000 is made and entered by and between Cleveland-Cliffs Inc, an Ohio corporation (the "Company"), and William R. Calfee (the "Executive").

                                   WITNESSETH:
                                   ----------

           WHEREAS, the Executive is a senior executive of the Company or one or more of its Subsidiaries and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of the Company;

           WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined below) exists;

           WHEREAS, the Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives, including the Executive, applicable in the event of a Change in Control;

           WHEREAS, the Company wishes to ensure that its senior executives are not practically disabled from discharging their duties in respect of a proposed or actual transaction involving a Change in Control; and

           WHEREAS, the Company desires to provide additional inducement for the Executive to continue to remain in the employ of the Company.

           NOW, THEREFORE, the Company and the Executive agree as follows:

           1. CERTAIN DEFINED TERMS. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

           (a) "Base Pay" means the Executive's annual base salary rate as in effect from time to time.

           (b) "Board" means the Board of Directors of the Company.

           (c) "Cause" means that, prior to any termination pursuant to Section 3(b), the Executive shall have committed:

                      (i) and been convicted of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;

                      (ii) intentional wrongful damage to property of the Company or any Subsidiary;

                      (iii) intentional wrongful disclosure of secret processes or confidential information of the Company or any Subsidiary; or

                      (iv) intentional wrongful engagement in any Competitive Activity;

           and any such act shall have been demonstrably and materially harmful to the Company. For purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done or omitted to be done by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the Board then in office at a meeting of the Board called and held for such purpose, after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel (if the Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, the Executive had committed an act constituting "Cause" as herein defined and specifying the particulars thereof in detail. Nothing herein will limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

                      (d) "Change in Control" means the occurrence during the Term of any of the following events:


                      (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
           Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding Voting Stock of the Company; provided, however, that for purposes of this Section 1(d)(i), the following acquisitions shall not constitute a Change in
           Control: (A) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined in Section 1(d)(ii), below), (B) any acquisition by the Company of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
           Section 1(d)(iii), below; or

                      (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                      (iii) consummation of a reorganization, merger or consolidation involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or any other transaction involving the Company (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock of the Company, (B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                      (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 1(d)(iii).

           (e) "Competitive Activity" means the Executive's participation, without the written consent of an officer of the Company, in the management of any business enterprise if such enterprise engages in substantial and direct competition with the Company and such enterprise's sales of any product or service competitive with any product or service of the Company amounted to 10% of such enterprise's net sales for its most recently completed fiscal year and if the Company's net sales of said product or service amounted to 10% of the Company's net sales for its most recently completed fiscal year. "Competitive Activity" will not include (i) the mere ownership of securities in any such enterprise and the exercise of rights appurtenant thereto or (ii) participation in the management of any such enterprise other than in connection with the competitive operations of such enterprise.

           (f) "Employee Benefits" means the perquisites, benefits and service credit for benefits as provided under any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company or a Subsidiary), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company or a Subsidiary, providing perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (h) "Incentive Pay" means an annual bonus, incentive or other payment of compensation, in addition to Base Pay, made or to be made in regard to services rendered in any year or other period pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company or a Subsidiary, or any successor thereto.

           (i) "Industry Service" means professionally related service, prior to his employment by the Company or a Subsidiary, by the Executive as an employee within the iron, steel and mining industries or service within an industry to which such Executive's position with the Company relates. The Executive shall be given credit for one year of Industry Service for every two years of service with the Company, as designated in writing by, or in minutes of the actions of, the Compensation and Organization Committee of the Board, and such years of credited Industry Service shall be defined as "Credited Years of Industry Service."

           (j) "Retirement Plans" means the retirement income, supplemental executive retirement, excess benefits and retiree medical, life and similar benefit plans providing retirement perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (k) "Severance Period" means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control, or (ii) the Executive's death.

           (l) "Subsidiary" means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding capital or profits interests or Voting Stock.

           (m) "Supplemental Retirement Plan" or "SRP" means the
Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (as Amended and Restated as of January 1, 1999), as it may be amended prior to a Change in Control, and modified as provided in Annex A, Paragraph (3).

           (n) "Term" means the period commencing as of the date hereof and expiring as of the later of (i) the close of business on December 31, 2001, or
(ii) the expiration of the Severance Period; PROVIDED, HOWEVER, that (A) commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, the Company or the Executive shall have given notice that it or the Executive, as the case may be, does not wish to have the Term extended and (B) subject to the last sentence of
Section 9, if, prior to a Change in Control, the Executive ceases for any reason to be an officer of the Company and any Subsidiary, thereupon without further action the Term shall be deemed to have expired and this Agreement will immediately terminate and be of no further effect. For purposes of this Section 1(n), the Executive shall not be deemed to have ceased to be an employee of the Company and any Subsidiary by reason of the transfer of Executive's employment between the Company and any Subsidiary, or among any Subsidiaries.

           (o) "Termination Date" means the date on which the Executive's employment is terminated pursuant to Section 3 (the effective date of which shall be the date of termination, or such other date that may be specified by the Executive if the termination is pursuant to Section 3(b)).

           (p) "Voting Stock" means securities entitled to vote generally in the election of directors.

           2. OPERATION OF AGREEMENT. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement shall become immediately operative, including without limitation, the last sentence of
Section 9 notwithstanding that the Term may have theretofore expired.

           3. TERMINATION FOLLOWING A CHANGE IN CONTROL. (a) In the event of the occurrence of a Change in Control, the Executive's employment may be terminated by the Company or a Subsidiary during the Severance Period and the Executive shall be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:

                      (i) The Executive's death;

                      (ii) If the Executive becomes permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, the Executive immediately prior to the Change in Control; or

                      (iii) Cause.

If, during the Severance Period, the Executive's employment is terminated by the Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), the Executive will be entitled to the benefits provided by Section 4 hereof.

           (b) In the event of the occurrence of a Change in Control, the Executive may terminate employment with the Company and any Subsidiary during the Severance Period with the right to severance compensation as provided in
Section 4 upon the occurrence of one or more of the following events (regardless of whether any other reason, other than Cause as hereinabove provided, for such termination exists or has occurred, including without limitation other employment):

                      (i) Failure to elect or reelect or otherwise to maintain the Executive in the office or the position, or a substantially equivalent office or position, of or with the Company and/or a Subsidiary (or any successor thereto by operation of law of or otherwise), as the case may be, which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a Director of the Company and/or a Subsidiary (or any successor thereto) if the Executive shall have been a Director of the Company and/or a Subsidiary immediately prior to the Change in Control;

                      (ii) (A) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company and any Subsidiary which the Executive held immediately prior to the Change in Control,
           (B) a reduction in the Executive's Base Pay, (C) a reduction in the Executive's opportunity to receive Incentive Pay from the Company and any Subsidiary, or (D) the termination or denial of the Executive's rights to Employee Benefits or a reduction in the scope or value thereof, any of which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

                      (iii) A determination by the Executive (which determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence) that a change in circumstances has occurred following a Change in Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change in Control, which has rendered the Executive substantially unable to carry out, has substantially hindered Executive's performance of, or has caused Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

                      (iv) The liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or substantially all of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise) to which all or substantially all of its business and/or assets have been transferred (by operation of law or otherwise) assumed all duties and obligations of the Company under this Agreement pursuant to Section 11(a);

                      (v) The Company relocates its principal executive offices (if such offices are the principal location of Executive's work), or requires the Executive to have his principal location of work changed, to any location that, in either case, is in excess of 25 miles from the location thereof immediately prior to the Change in Control, without his prior written consent; or

                      (vi) Without limiting the generality or effect of the foregoing, any material breach of this Agreement by the Company or any successor thereto which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such breach.

           (c) A termination by the Company pursuant to Section 3(a) or by the Executive pursuant to Section 3(b) will not affect any rights that the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company or Subsidiary providing Employee Benefits, which rights shall be governed by the terms thereof, except for any rights to severance compensation to which the Executive may be entitled upon termination of employment under any severance pay policy, plan, program or arrangement of the Company, which rights shall, during the Severance Period, be superseded by this Agreement.

           4. SEVERANCE COMPENSATION. (a) If, following the occurrence of a Change in Control, the Company or Subsidiary terminates the Executive's employment during the Severance Period other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to
Section 3(b), the Company will pay to the Executive the amounts described in Annex A within ten business days after the Termination Date, or, if later, upon the expiration of the revocation period provided for in Exhibit A, and will continue to provide to the Executive the benefits described on Annex A for the periods described therein.

           (b) Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite "prime rate" as quoted from time to time during the relevant period in the Midwest Edition of THE WALL STREET JOURNAL, plus 2%. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.

           (c) Notwithstanding any provision of this Agreement to the contrary, the parties' respective rights and obligations under this Section 4 and under Sections 5, 7, 8 and the last sentence of Section 9 and Paragraph (3) of Annex A will survive any termination or expiration of this Agreement or the termination of the Executive's employment following a Change in Control for any reason whatsoever.

           (d) Unless otherwise expressly provided by the applicable policy, plan, program or agreement, after the occurrence of a Change in Control, the Company shall pay in cash to the Executive a lump sum amount equal to the value of any annual bonus or long-term incentive pay (including, without limitation, incentive-based annual cash bonuses and performance units, but not including any equity-based compensation or compensation provided under a qualified plan) earned or granted with respect to the Executive's service during the performance period or periods that includes the date on which the Change in Control occurred, disregarding any applicable vesting requirements; provided that such amount shall be calculated at the plan target rate, but prorated on the portion of the Executive's service that had elapsed during the applicable performance period. Such payment shall take into account service rendered through the payment date and shall be made at the earlier of (i) the date prescribed for payment pursuant to the applicable plan, program or agreement, and (ii) within five business days after the Termination Date.

           (e) Notwithstanding any provision to the contrary in any applicable policy, plan, program or agreement, upon the occurrence of a Change in Control, all equity incentive grants and awards held by the Executive shall become fully vested and all stock options held by the Executive shall become fully exercisable.

           5. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment (other than the Gross-Up payments provided for in this Section 5) or distribution by the Company or any of its affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, performance share, performance unit, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto) by reason of being considered "contingent on a change in ownership or control" of the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to (i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

           (b) Subject to the provisions of Section 5(f), all determinations required to be made under this Section 5, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by the Company to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Company and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 5(f) and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by the Company to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

           (c) The Company and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Section 5(b). Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon the Company and the Executive.

           (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of the Company, provide to the Company true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to the Company the amount of such reduction.

           (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Section 5(b) shall be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

           (f) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to the Company and (ii) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                      (i) provide the Company with any written records or documents in his possession relating to such claim reasonably requested by the Company;

                      (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                      (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

                      (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, HOWEVER, that the Company shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this
Section 5(f), the Company shall control all proceedings taken in connection with the contest of any claim contemplated by this Section 5(f) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED,

HOWEVER, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (g) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), the Executive receives any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5(f)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by the Company to the Executive pursuant to this Section 5.

           6. NO MITIGATION OBLIGATION. The Company hereby acknowledges that it will be difficult and may be impossible for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 8 will further limit the employment opportunities for the Executive. In addition, the Company acknowledges that its severance pay plans applicable in general to its salaried employees do not provide for mitigation, offset or reduction of any severance payment received thereunder. Accordingly, the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement is hereby acknowledged by the Company to be reasonable, and the Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise, except as expressly provided in the last sentence of Paragraph (2) set forth on Annex A.

           7. LEGAL FEES AND EXPENSES. (a) It is the intent of the Company that the Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Executive the benefits provided or intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of Executive's choice, at the expense of the Company as hereafter provided, to advise and represent the Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Without respect to whether the Executive prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by the Executive in connection with any of the foregoing; provided that, in regard to such matters, the Executive has not acted in bad faith or with no colorable claim of success.

           (b) To ensure that the provisions of this Agreement can be enforced by the Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and the Company. Each of Trust Agreement No. 1 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 1"), Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2"), and Trust Agreement No. 7 dated April 9, 1991, as amended ("Trust Agreement No. 7"), as it may be subsequently amended and/or restated, between the Trustee and the Company, sets forth the terms and conditions relating to payment from Trust Agreement No. 1 of compensation, pension benefits and other benefits pursuant to the Agreement owed by the Company, payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 7(a) hereof owed by the Company, and payment from Trust Agreement No. 7 of pension benefits owed by the Company. Executive shall make demand on the Company for any payments due Executive pursuant to
Section 7(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

           (c) Upon the earlier to occur of (i) a Change in Control or (ii) a declaration by the Board that a Change Control is imminent, the Company shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                      (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change in Control (or on such fifth business day if the Board has declared a Change in Control to be imminent) of the payments to be made to Executive under the provisions of Annex A and Section 5 hereof, such present value to be computed using the assumptions set forth in Annex A hereof and the computations provided for in Section 5 hereof less (II) the balance in the Executive's accounts provided for in Trust Agreement No. 1 as of the most recent completed valuation thereof, as certified by the Trustee under Trust Agreement No. 1 less (III) the balance in the Executive's accounts provided for in Trust Agreement

           No. 7 as of the most recently completed valuation thereof, as certified by the Trustee under Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement No. 1 and/or Trust Agreement No. 7 does not so certify by the end of the fourth (4th) business day after the earlier of such Change in Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge the Company's obligation to pay compensation, pension and other benefits hereunder, it being the intent of the Company that assets in such Trusts be held as security for the Company's obligation to pay compensation, pension and other benefits under this Agreement; and

                      (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of the Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge the Company's obligation hereunder, it being the intent of the Company that assets in such Trust be held as security for the Company's obligation under
           Section 7(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Company to Executive under Section 7(a) hereof, but also similar obligations of the Company to other executives and employees under similar provisions of other agreements and plans.

           8. COMPETITIVE ACTIVITY; CONFIDENTIALITY; NONSOLICITATION. (a) During the Term and for a period ending two years following the Termination Date, if the Executive shall have received or shall be receiving benefits under Section 4, and, if applicable, Section 5, the Executive shall not, without the prior written consent of the Company, which consent shall not be unreasonably withheld, engage in any Competitive Activity.

           (b) During the Term, the Company agrees that it will disclose to Executive its confidential or proprietary information (as defined in this Section 8(b)) to the extent necessary for Executive to carry out his obligations to the Company. The Executive hereby covenants and agrees that he will not, without the prior written consent of the Company, during the Term or thereafter disclose to any person not employed by the Company, or use in connection with engaging in competition with the Company, any confidential or proprietary information of the Company. For purposes of this Agreement, the term "confidential or proprietary information" will include all information of any nature and in any form that is owned by the Company and that is not publicly available (other than by Executive's breach of this Section 8(b)) or generally known to persons engaged in businesses similar or related to those of the Company. Confidential or proprietary information will include, without limitation, the Company's financial matters, customers, employees, industry contracts, strategic business plans, product development (or other proprietary product data), marketing plans, and all other secrets and all other information of a confidential or proprietary nature. For purposes of the preceding two sentences, the term "Company" will also include any Subsidiary (collectively, the "Restricted Group"). The foregoing obligations imposed by this Section 8(b) will not apply (i) during the Term, in the course of the business of and for the benefit of the Company, (ii) if such confidential or proprietary information will have become, through no fault of the Executive, generally known to the public or (iii) if the Executive is required by law to make disclosure (after giving the Company notice and an opportunity to contest such requirement).

           (c) The Executive hereby covenants and agrees that during the Term and for two years thereafter Executive will not, without the prior written consent of the Company, which consent shall not unreasonably be withheld, on behalf of Executive or on behalf of any person, firm or company, directly or indirectly, attempt to influence, persuade or induce, or assist any other person in so persuading or inducing, any employee of the Restricted Group to give up, or to not commence, employment or a business relationship with the Restricted Group.

           9. EMPLOYMENT RIGHTS. Nothing expressed or implied in this Agreement will create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company or any Subsidiary prior to or following any Change in Control. Any termination of employment of the Executive or the removal of the Executive from the office or position in the Company or any Subsidiary that occurs (i) not more than 180 days prior to the date on which a Change in Control occurs, and (ii) following the commencement of any discussion with a third person that ultimately results in a Change in Control, shall be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

           10. WITHHOLDING OF TAXES. The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as the Company is required to withhold pursuant to any applicable law, regulation or ruling.

           11. SUCCESSORS AND BINDING AGREEMENT. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance reasonably satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

           (b) This Agreement will inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

           (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b). Without limiting the generality or effect of the foregoing, the Executive's right to receive payments hereunder will not be assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive's will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 11(c), the Company shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

           12. NOTICES. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as FedEx, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

           13. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

           14. VALIDITY. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

           15. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

           16. CONSTRUCTION. The masculine gender, when used in this Agreement, shall be deemed to include the feminine gender and the singular number shall include the plural, unless the context clearly indicates to the contrary.

           17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

           18. PRIOR AGREEMENT. This Agreement cancels and supercedes the Employment Agreement, dated as of June 30, 1997 (the "Prior Agreement"), between the Company and the Executive, which Prior Agreement shall, without further action, be canceled and superseded as of the date first above written.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                        CLEVELAND-CLIFFS INC


                                        By:  /s/ J.S. Brinzo
                                            ------------------------------------
                                                    [Name and Title]
                                            Chairman and Chief Executive Officer

                                               /s/ W. R. Calfee
                                            ------------------------------------
                                                    William R. Calfee

                                                                         Annex A
                                                                         -------



                             Severance Compensation
                             ----------------------


                  (1) A lump sum payment in an amount equal to three (3) times the sum of (A) Base Pay (at the highest rate in effect for any period prior to the Termination Date), plus (B) Incentive Pay (in an amount equal to not less than the greater of (i) the target bonus and/or target award opportunity for the fiscal year immediately preceding the year in which the Change in Control occurred, or (ii) the target bonus and/or target award opportunity for the fiscal year in which the Termination Date occurs).

                  (2) For a period of thirty-six (36) months following the Termination Date (the "Continuation Period"), the Company will arrange to provide the Executive with Employee Benefits that are welfare benefits (but not stock option, performance share, performance unit, stock purchase, stock appreciation or similar compensatory benefits) substantially similar to those that the Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 3(b)(ii)). If and to the extent that any benefit described in this Paragraph 2 is not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or any Subsidiary, as the case may be, then the Company will itself pay or provide for the payment to the Executive, his dependents and beneficiaries, of such Employee Benefits along with, in the case of any benefit described in this Paragraph 2 which is subject to tax because it is not or cannot be paid or provided under any such policy, plan, program or arrangement of the Company or any Subsidiary, an additional amount such that after payment by the Executive, or his dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, or any other provision of the Agreement, for purposes of determining the period of continuation coverage to which the Executive or any of his dependents is entitled pursuant to Section 4980B of the Code (or any successor provision thereto) under the Company's medical, dental and other group health plans, or successor plans, the Executive's "qualifying event" shall be the termination of the Continuation Period and the Executive shall be considered to have remained actively employed on a full-time basis through that date. Without otherwise limiting the purposes or effect of Section 5, Employee Benefits otherwise receivable by the Executive pursuant to this Paragraph 2 will be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the Continuation Period following the Executive's Termination Date, and any such benefits actually received by the Executive shall be reported by the Executive to the Company.

                  (3) A lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive three (3) years following the Termination Date under the SRP, and as modified by this Paragraph (3) (assuming Base Salary and Incentive Pay as determined in Paragraph
(1), if the Executive had remained in the full-time employment of the Company until three (3) years following the Termination Date.

The calculation of the SRP Payment and its actuarial equivalence shall be made as of the Termination Date. The lump sum of actuarial equivalence shall be calculated as of three (3) years following the Termination Date using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417 (e)(3)(A) (ii)(II) of the Code for the month in which the Termination Date occurs.

The Company hereby waives the discretionary right, at any time subsequent to the date of a Change in Control, to amend or terminate the SRP as to the Executive as provided in paragraph 8 thereof or to terminate the rights of the Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between the Company and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Paragraph (3) shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If the Company shall terminate the Executive's employment during the Severance Period, other than for Cause pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii) of the Agreement, or if the Executive shall terminate his employment pursuant to Section 3(b) of the Agreement, or if, following the end of the Severance Period, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                      (A) At the time of his termination of employment with the Company (by death or otherwise), the Executive shall be credited with years of continuous service for benefit accrual and eligibility equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with the Company for three (3) years after the Termination Date, and had he attained the greater of (iii) his actual chronological age, (iv) sixty-five, or
           (v) his chronological age three (3) years after the Termination Date. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. Such Executive shall be eligible to commence a 30-year pension benefit on the earlier of (vi) the date upon which the Executive would have otherwise reached 30 years of continuous service with the Company but for his termination of employment after the Change in Control at which time the Executive shall be deemed to be age 65, or (vii) the date upon which the sum of the Executive's years of continuous service (as computed in the first sentence of this subparagraph (A)) and the Executive's Credited Years of Industry Service is equal to 30 years of service, at which time the Executive shall be deemed to be age 65; and

                      (B) The Executive shall be a "Participant" in the SRP, notwithstanding any limitations therein. The terms of the Agreement and this Annex A shall take precedence to the extent they are contrary to provisions contained in the SRP.

Payment of the SRP Payment by the Company shall be deemed to be a satisfaction of all obligations of the Company to the Executive under the SRP.

                  (4) Base Salary through the Termination Date plus prorata Incentive Pay for the year in which the Termination Date occurs calculated at the greater of (i) the target bonus and/or target opportunity or (ii) actual performance, in each case for the fiscal year in which the Termination Date occurs.

                  (5) In lieu of the Executive's right to receive deferred compensation under the Voluntary Non-Qualified Deferred Compensation Plan or any other plan providing for deferral of income or amounts otherwise payable to the Executive, a lump sum payment in cash in an amount equal to 100% of the Executive's cash and stock account balances under such plans.

                  (6) Outplacement services by a firm selected by the Executive, at the expense of the Company in an amount up to 15% of the Executive's Base Pay.

                  (7) Post-retirement medical, hospital, surgical and prescription drug coverage for the lifetime of the Executive, his spouse and any eligible dependents equivalent to that which would have been furnished on the day prior to the Change in Control to an officer of the Company who retired on such date with full eligibility for such benefits.

                              CLEVELAND-CLIFFS INC
                               SEVERANCE AGREEMENT

                                    EXHIBIT A

                                 Form of Release
                                 ---------------


                  WHEREAS, the Executive's employment has been terminated in accordance with Section 3 of the Severance Agreement (the "Agreement") dated as of January 1, 2000 between the Executive and Cleveland-Cliffs Inc; and

                  WHEREAS, the Executive is required to sign this Release in order to receive the Severance Compensation (as such term is defined in the Agreement) as described in Annex A of the Agreement and the other benefits described in the Agreement.

                  NOW THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Executive agrees as follows:

     1. This Release is effective on the date hereof and will continue in effect as provided herein.

     2. In consideration of the payments to be made and the benefits to be received by the Executive pursuant to the Agreement, which the Executive acknowledges are in addition to payments and benefits which the Executive would be entitled to receive absent the Agreement (other than severance pay and benefits under any other severance plan, policy, program or arrangement sponsored by Cleveland-Cliffs Inc), the Executive, for himself and his dependents, successors, assigns, heirs, executors and administrators (and his and their legal representatives of every kind), hereby releases, dismisses, remises and forever discharges Cleveland-Cliffs Inc, its predecessors, parents, subsidiaries, divisions, related or affiliated companies, officers, directors, stockholders, members, employees, heirs, successors, assigns, representatives, agents and counsel (the "Company") from any and all arbitrations, claims, including claims for attorney's fees, demands, damages, suits, proceedings, actions and/or causes of action of any kind and every description, whether known or unknown, which Executive now has or may have had for, upon, or by reason of any cause whatsoever ("claims"), against the Company, including but not limited to:

               (a) any and all claims arising out of or relating to Executive's employment by or service with the Company and his termination from the Company;

               (b) any and all claims of discrimination, including but not limited to claims of discrimination on the basis of sex, race, age, national origin, marital status, religion or handicap, including, specifically, but without limiting the generality of the foregoing, any claims under the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, Ohio Revised

                                    Exh. A-1

          Code Section 4101.17 and Ohio Revised Code Chapter 4112, including Sections 4112.02 and 4112.99 thereof; and

               (c) any and all claims of wrongful or unjust discharge or breach of any contract or promise, express or implied.

      3. Executive understands and acknowledges that the Company does not admit any violation of law, liability or invasion of any of his rights and that any such violation, liability or invasion is expressly denied. The consideration provided for this Release is made for the purpose of settling and extinguishing all claims and rights (and every other similar or dissimilar matter) that Executive ever had or now may have against the Company to the extent provided in this Release. Executive further agrees and acknowledges that no representations, promises or inducements have been made by the Company other than as appear in the Agreement.

      4. Executive further agrees and acknowledges that:

               (a) The release provided for herein releases claims to and including the date of this Release;

               (b) He has been advised by the Company to consult with legal counsel prior to executing this Release, has had an opportunity to consult with and to be advised by legal counsel of his choice, fully understands the terms of this Release, and enters into this Release freely, voluntarily and intending to be bound;

               (c) He has been given a period of 21 days to review and consider the terms of this Release, prior to its execution and that he may use as much of the 21 day period as he desires; and

               (d) He may, within 7 days after execution, revoke this Release. Revocation shall be made by delivering a written notice of revocation to the Vice President Human Resources at the Company. For such revocation to be effective, written notice must be actually received by the Vice President Human Resources at the Company no later than the close of business on the 7th day after Executive executes this Release. If Executive does exercise his right to revoke this Release, all of the terms and conditions of the Release shall be of no force and effect and the Company shall not have any obligation to make payments or provide benefits to Executive as set forth in Sections 4, 5, and 7 of the Agreement.

     5. Executive agrees that he will never file a lawsuit or other complaint asserting any claim that is released in this Release.

     6. Executive waives and releases any claim that he has or may have to reemployment after __________________.



                                    Exh. A-2

                  IN WITNESS WHEREOF, the Executive has executed and delivered this Release on the date set forth below.


Dated:_____________________             _______________________________

                                                   Executive



                                    Exh. A-3

                               SEVERANCE AGREEMENT
                               -------------------


           THIS SEVERANCE AGREEMENT (this "Agreement"), dated as of January 1, 2000 is made and entered by and between Cleveland-Cliffs Inc, an Ohio corporation (the "Company"), and Cynthia B. Bezik (the "Executive").

                                   WITNESSETH:
                                   ----------

           WHEREAS, the Executive is a senior executive of the Company or one or more of its Subsidiaries and has made and is expected to continue to make major contributions to the short- and long-term profitability, growth and financial strength of the Company;

           WHEREAS, the Company recognizes that, as is the case for most publicly held companies, the possibility of a Change in Control (as defined below) exists;

           WHEREAS, the Company desires to assure itself of both present and future continuity of management and desires to establish certain minimum severance benefits for certain of its senior executives, including the Executive, applicable in the event of a Change in Control;

           WHEREAS, the Company wishes to ensure that its senior executives are not practically disabled from discharging their duties in respect of a proposed or actual transaction involving a Change in Control; and

           WHEREAS, the Company desires to provide additional inducement for the Executive to continue to remain in the employ of the Company.

           NOW, THEREFORE, the Company and the Executive agree as follows:

           1. CERTAIN DEFINED TERMS. In addition to terms defined elsewhere herein, the following terms have the following meanings when used in this Agreement with initial capital letters:

           (a) "Base Pay" means the Executive's annual base salary rate as in effect from time to time.

           (b) "Board" means the Board of Directors of the Company.

           (c) "Cause" means that, prior to any termination pursuant to Section 3(b), the Executive shall have committed:

                      (i) and been convicted of a criminal violation involving fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Company or any Subsidiary;

                      (ii) intentional wrongful damage to property of the Company or any Subsidiary;

                      (iii) intentional wrongful disclosure of secret processes or confidential information of the Company or any Subsidiary; or

                      (iv) intentional wrongful engagement in any Competitive Activity;

           and any such act shall have been demonstrably and materially harmful to the Company. For purposes of this Agreement, no act or failure to act on the part of the Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done or omitted to be done by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Notwithstanding the foregoing, the Executive shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the Board then in office at a meeting of the Board called and held for such purpose, after reasonable notice to the Executive and an opportunity for the Executive, together with the Executive's counsel (if the Executive chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, the Executive had committed an act constituting "Cause" as herein defined and specifying the particulars thereof in detail. Nothing herein will limit the right of the Executive or his beneficiaries to contest the validity or propriety of any such determination.

           (d) "Change in Control" means the occurrence during the Term of any of the following events:


                      (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
           Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then outstanding Voting Stock of the Company; provided, however, that for purposes of this Section 1(d)(i), the following acquisitions shall not constitute a Change in
           Control: (A) any issuance of Voting Stock of the Company directly from the Company that is approved by the Incumbent Board (as defined in Section 1(d)(ii), below), (B) any acquisition by the Company of Voting Stock of the Company, (C) any acquisition of Voting Stock of the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Combination that complies with clauses (A), (B) and (C) of
           Section 1(d)(iii), below; or

                      (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                      (iii) consummation of a reorganization, merger or consolidation involving the Company, a sale or other disposition of all or substantially all of the assets of the Company, or any other transaction involving the Company (each, a "Business Combination"), unless, in each case, immediately following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of Voting Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to such Business Combination, of the Voting Stock of the Company, (B) no Person (other than the Company, such entity resulting from such Business Combination, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

                      (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Combination that complies with clauses (A), (B) and (C) of Section 1(d)(iii).

           (e) "Competitive Activity" means the Executive's participation, without the written consent of an officer of the Company, in the management of any business enterprise if such enterprise engages in substantial and direct competition with the Company and such enterprise's sales of any product or service competitive with any product or service of the Company amounted to 10% of such enterprise's net sales for its most recently completed fiscal year and if the Company's net sales of said product or service amounted to 10% of the Company's net sales for its most recently completed fiscal year. "Competitive Activity" will not include (i) the mere ownership of securities in any such enterprise and the exercise of rights appurtenant thereto or (ii) participation in the management of any such enterprise other than in connection with the competitive operations of such enterprise.

           (f) "Employee Benefits" means the perquisites, benefits and service credit for benefits as provided under any and all employee retirement income and welfare benefit policies, plans, programs or arrangements in which Executive is entitled to participate, including without limitation any stock option, performance share, performance unit, stock purchase, stock appreciation, savings, pension, supplemental executive retirement, or other retirement income or welfare benefit, deferred compensation, incentive compensation, group or other life, health, medical/hospital or other insurance (whether funded by actual insurance or self-insured by the Company or a Subsidiary), disability, salary continuation, expense reimbursement and other employee benefit policies, plans, programs or arrangements that may now exist or any equivalent successor policies, plans, programs or arrangements that may be adopted hereafter by the Company or a Subsidiary, providing perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

           (h) "Incentive Pay" means an annual bonus, incentive or other payment of compensation, in addition to Base Pay, made or to be made in regard to services rendered in any year or other period pursuant to any bonus, incentive, profit-sharing, performance, discretionary pay or similar agreement, policy, plan, program or arrangement (whether or not funded) of the Company or a Subsidiary, or any successor thereto.

           (i) "Industry Service" means professionally related service, prior to his employment by the Company or a Subsidiary, by the Executive as an employee within the iron, steel and mining industries or service within an industry to which such Executive's position with the Company relates. The Executive shall be given credit for one year of Industry Service for every two years of service with the Company, as designated in writing by, or in minutes of the actions of, the Compensation and Organization Committee of the Board, and such years of credited Industry Service shall be defined as "Credited Years of Industry Service."

           (j) "Retirement Plans" means the retirement income, supplemental executive retirement, excess benefits and retiree medical, life and similar benefit plans providing retirement perquisites, benefits and service credit for benefits at least as great in value in the aggregate as are payable thereunder prior to a Change in Control.

           (k) "Severance Period" means the period of time commencing on the date of the first occurrence of a Change in Control and continuing until the earlier of (i) the second anniversary of the occurrence of the Change in Control, or (ii) the Executive's death.

           (l) "Subsidiary" means an entity in which the Company directly or indirectly beneficially owns 50% or more of the outstanding capital or profits interests or Voting Stock.

           (m) "Supplemental Retirement Plan" or "SRP" means the
Cleveland-Cliffs Inc Supplemental Retirement Benefit Plan (as Amended and Restated as of January 1, 1999), as it may be amended prior to a Change in Control, and modified as provided in Annex A, Paragraph (3).

           (n) "Term" means the period commencing as of the date hereof and expiring as of the later of (i) the close of business on December 31, 2001, or
(ii) the expiration of the Severance Period; PROVIDED, HOWEVER, that (A) commencing on January 1, 2001 and each January 1 thereafter, the term of this Agreement will automatically be extended for an additional year unless, not later than September 30 of the immediately preceding year, the Company or the Executive shall have given notice that it or the Executive, as the case may be, does not wish to have the Term extended and (B) subject to the last sentence of
Section 9, if, prior to a Change in Control, the Executive ceases for any reason to be an officer of the Company and any Subsidiary, thereupon without further action the Term shall be deemed to have expired and this Agreement will immediately terminate and be of no further effect. For purposes of this Section 1(n), the Executive shall not be deemed to have ceased to be an employee of the Company and any Subsidiary by reason of the transfer of Executive's employment between the Company and any Subsidiary, or among any Subsidiaries.

           (o) "Termination Date" means the date on which the Executive's employment is terminated pursuant to Section 3 (the effective date of which shall be the date of termination, or such other date that may be specified by the Executive if the termination is pursuant to Section 3(b)).

           (p) "Voting Stock" means securities entitled to vote generally in the election of directors.

           2. OPERATION OF AGREEMENT. This Agreement will be effective and binding immediately upon its execution, but, anything in this Agreement to the contrary notwithstanding, this Agreement will not be operative unless and until a Change in Control occurs. Upon the occurrence of a Change in Control at any time during the Term, without further action, this Agreement shall become immediately operative, including without limitation, the last sentence of
Section 9 notwithstanding that the Term may have theretofore expired.

           3. TERMINATION FOLLOWING A CHANGE IN CONTROL. (a) In the event of the occurrence of a Change in Control, the Executive's employment may be terminated by the Company or a Subsidiary during the Severance Period and the Executive shall be entitled to the benefits provided by Section 4 unless such termination is the result of the occurrence of one or more of the following events:

                      (i) The Executive's death;

                      (ii) If the Executive becomes permanently disabled within the meaning of, and begins actually to receive disability benefits pursuant to, the long-term disability plan in effect for, or applicable to, the Executive immediately prior to the Change in Control; or

                      (iii) Cause.

If, during the Severance Period, the Executive's employment is terminated by the Company or any Subsidiary other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), the Executive will be entitled to the benefits provided by Section 4 hereof.

           (b) In the event of the occurrence of a Change in Control, the Executive may terminate employment with the Company and any Subsidiary during the Severance Period with the right to severance compensation as provided in
Section 4 upon the occurrence of one or more of the following events (regardless of whether any other reason, other than Cause as hereinabove provided, for such termination exists or has occurred, including without limitation other employment):

                      (i) Failure to elect or reelect or otherwise to maintain the Executive in the office or the position, or a substantially equivalent office or position, of or with the Company and/or a Subsidiary (or any successor thereto by operation of law of or otherwise), as the case may be, which the Executive held immediately prior to a Change in Control, or the removal of the Executive as a Director of the Company and/or a Subsidiary (or any successor thereto) if the Executive shall have been a Director of the Company and/or a Subsidiary immediately prior to the Change in Control;

                      (ii) (A) A significant adverse change in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position with the Company and any Subsidiary which the Executive held immediately prior to the Change in Control,
           (B) a reduction in the Executive's Base Pay, (C) a reduction in the Executive's opportunity to receive Incentive Pay from the Company and any Subsidiary, or (D) the termination or denial of the Executive's rights to Employee Benefits or a reduction in the scope or value thereof, any of which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such change, reduction or termination, as the case may be;

                      (iii) A determination by the Executive (which determination will be conclusive and binding upon the parties hereto provided it has been made in good faith and in all events will be presumed to have been made in good faith unless otherwise shown by the Company by clear and convincing evidence) that a change in circumstances has occurred following a Change in Control, including, without limitation, a change in the scope of the business or other activities for which the Executive was responsible immediately prior to the Change in Control, which has rendered the Executive substantially unable to carry out, has substantially hindered Executive's performance of, or has caused Executive to suffer a substantial reduction in, any of the authorities, powers, functions, responsibilities or duties attached to the position held by the Executive immediately prior to the Change in Control, which situation is not remedied within 10 calendar days after written notice to the Company from the Executive of such determination;

                      (iv) The liquidation, dissolution, merger, consolidation or reorganization of the Company or transfer of all or substantially all of its business and/or assets, unless the successor or successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise) to which all or substantially all of its business and/or assets have been transferred (by operation of law or otherwise) assumed all duties and obligations of the Company under this Agreement pursuant to Section 11(a);

                      (v) The Company relocates its principal executive offices (if such offices are the principal location of Executive's work), or requires the Executive to have his principal location of work changed, to any location that, in either case, is in excess of 25 miles from the location thereof immediately prior to the Change in Control, without his prior written consent; or

                      (vi) Without limiting the generality or effect of the foregoing, any material breach of this Agreement by the Company or any successor thereto which is not remedied by the Company within 10 calendar days after receipt by the Company of written notice from the Executive of such breach.

           (c) A termination by the Company pursuant to Section 3(a) or by the Executive pursuant to Section 3(b) will not affect any rights that the Executive may have pursuant to any agreement, policy, plan, program or arrangement of the Company or Subsidiary providing Employee Benefits, which rights shall be governed by the terms thereof, except for any rights to severance compensation to which the Executive may be entitled upon termination of employment under any severance pay policy, plan, program or arrangement of the Company, which rights shall, during the Severance Period, be superseded by this Agreement.

           4. SEVERANCE COMPENSATION. (a) If, following the occurrence of a Change in Control, the Company or Subsidiary terminates the Executive's employment during the Severance Period other than pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii), or if the Executive terminates his employment pursuant to
Section 3(b), the Company will pay to the Executive the amounts described in Annex A within ten business days after the Termination Date, or, if later, upon the expiration of the revocation period provided for in Exhibit A, and will continue to provide to the Executive the benefits described on Annex A for the periods described therein.

           (b) Without limiting the rights of the Executive at law or in equity, if the Company fails to make any payment or provide any benefit required to be made or provided hereunder on a timely basis, the Company will pay interest on the amount or value thereof at an annualized rate of interest equal to the so-called composite "prime rate" as quoted from time to time during the relevant period in the Midwest Edition of THE WALL STREET JOURNAL, plus 2%. Such interest will be payable as it accrues on demand. Any change in such prime rate will be effective on and as of the date of such change.

           (c) Notwithstanding any provision of this Agreement to the contrary, the parties' respective rights and obligations under this Section 4 and under Sections 5, 7, 8 and the last sentence of Section 9 and Paragraph (3) of Annex A will survive any termination or expiration of this Agreement or the termination of the Executive's employment following a Change in Control for any reason whatsoever.

           (d) Unless otherwise expressly provided by the applicable policy, plan, program or agreement, after the occurrence of a Change in Control, the Company shall pay in cash to the Executive a lump sum amount equal to the value of any annual bonus or long-term incentive pay (including, without limitation, incentive-based annual cash bonuses and performance units, but not including any equity-based compensation or compensation provided under a qualified plan) earned or granted with respect to the Executive's service during the performance period or periods that includes the date on which the Change in Control occurred, disregarding any applicable vesting requirements; provided that such amount shall be calculated at the plan target rate, but prorated on the portion of the Executive's service that had elapsed during the applicable performance period. Such payment shall take into account service rendered through the payment date and shall be made at the earlier of (i) the date prescribed for payment pursuant to the applicable plan, program or agreement, and (ii) within five business days after the Termination Date.

           (e) Notwithstanding any provision to the contrary in any applicable policy, plan, program or agreement, upon the occurrence of a Change in Control, all equity incentive grants and awards held by the Executive shall become fully vested and all stock options held by the Executive shall become fully exercisable.

           5. CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY. (a) Anything in this Agreement to the contrary notwithstanding, in the event that this Agreement shall become operative and it shall be determined (as hereafter provided) that any payment (other than the Gross-Up payments provided for in this Section 5) or distribution by the Company or any of its affiliates to or for the benefit of the Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, performance share, performance unit, stock appreciation right or similar right, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision thereto) by reason of being considered "contingent on a change in ownership or control" of the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such tax (such tax or taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment or payments (collectively, a "Gross-Up Payment"); PROVIDED, HOWEVER, that no Gross-up Payment shall be made with respect to the Excise Tax, if any, attributable to (i) any incentive stock option, as defined by Section 422 of the Code ("ISO") granted prior to the execution of this Agreement, or (ii) any stock appreciation or similar right, whether or not limited, granted in tandem with any ISO described in clause (i). The Gross-Up Payment shall be in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.

           (b) Subject to the provisions of Section 5(f), all determinations required to be made under this Section 5, including whether an Excise Tax is payable by the Executive and the amount of such Excise Tax and whether a Gross-Up Payment is required to be paid by the Company to the Executive and the amount of such Gross-Up Payment, if any, shall be made by a nationally recognized accounting firm (the "Accounting Firm") selected by the Executive in his sole discretion. The Executive shall direct the Accounting Firm to submit its determination and detailed supporting calculations to both the Company and the Executive within 30 calendar days after the Termination Date, if applicable, and any such other time or times as may be requested by the Company or the Executive. If the Accounting Firm determines that any Excise Tax is payable by the Executive, the Company shall pay the required Gross-Up Payment to the Executive within five business days after receipt of such determination and calculations with respect to any Payment to the Executive. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall, at the same time as it makes such determination, furnish the Company and the Executive an opinion that the Executive has substantial authority not to report any Excise Tax on his federal, state or local income or other tax return. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor provision thereto) and the possibility of similar uncertainty regarding applicable state or local tax law at the time of any determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts or fails to pursue its remedies pursuant to Section 5(f) and the Executive thereafter is required to make a payment of any Excise Tax, the Executive shall direct the Accounting Firm to determine the amount of the Underpayment that has occurred and to submit its determination and detailed supporting calculations to both the Company and the Executive as promptly as possible. Any such Underpayment shall be promptly paid by the Company to, or for the benefit of, the Executive within five business days after receipt of such determination and calculations.

           (c) The Company and the Executive shall each provide the Accounting Firm access to and copies of any books, records and documents in the possession of the Company or the Executive, as the case may be, reasonably requested by the Accounting Firm, and otherwise cooperate with the Accounting Firm in connection with the preparation and issuance of the determinations and calculations contemplated by Section 5(b). Any determination by the Accounting Firm as to the amount of the Gross-Up Payment shall be binding upon the Company and the Executive.

           (d) The federal, state and local income or other tax returns filed by the Executive shall be prepared and filed on a consistent basis with the determination of the Accounting Firm with respect to the Excise Tax payable by the Executive. The Executive shall make proper payment of the amount of any Excise Payment, and at the request of the Company, provide to the Company true and correct copies (with any amendments) of his federal income tax return as filed with the Internal Revenue Service and corresponding state and local tax returns, if relevant, as filed with the applicable taxing authority, and such other documents reasonably requested by the Company, evidencing such payment. If prior to the filing of the Executive's federal income tax return, or corresponding state or local tax return, if relevant, the Accounting Firm determines that the amount of the Gross-Up Payment should be reduced, the Executive shall within five business days pay to the Company the amount of such reduction.

           (e) The fees and expenses of the Accounting Firm for its services in connection with the determinations and calculations contemplated by Section 5(b) shall be borne by the Company. If such fees and expenses are initially paid by the Executive, the Company shall reimburse the Executive the full amount of such fees and expenses within five business days after receipt from the Executive of a statement therefor and reasonable evidence of his payment thereof.

           (f) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service or any other taxing authority that, if successful, would require the payment by the Company of a Gross-Up Payment. Such notification shall be given as promptly as practicable but no later than 10 business days after the Executive actually receives notice of such claim and the Executive shall further apprise the Company of the nature of such claim and the date on which such claim is requested to be paid (in each case, to the extent known by the Executive). The Executive shall not pay such claim prior to the earlier of (i) the expiration of the 30-calendar-day period following the date on which he gives such notice to the Company and (ii) the date that any payment of amount with respect to such claim is due. If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                      (i) provide the Company with any written records or documents in his possession relating to such claim reasonably requested by the Company;

                      (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including without limitation accepting legal representation with respect to such claim by an attorney competent in respect of the subject matter and reasonably selected by the Company;

                      (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

                      (iv) permit the Company to participate in any proceedings relating to such claim;

PROVIDED, HOWEVER, that the Company shall bear and pay directly all costs and expenses (including interest and penalties) incurred in connection with such contest and shall indemnify and hold harmless the Executive, on an after-tax basis, for and against any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limiting the foregoing provisions of this
Section 5(f), the Company shall control all proceedings taken in connection with the contest of any claim contemplated by this Section 5(f) and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim (provided, however, that the Executive may participate therein at his own cost and expense) and may, at its option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; PROVIDED,

HOWEVER, that if the Company directs the Executive to pay the tax claimed and sue for a refund, the Company shall advance the amount of such payment to the Executive on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income or other tax, including interest or penalties with respect thereto, imposed with respect to such advance; and PROVIDED FURTHER, HOWEVER, that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which the contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of any such contested claim shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

           (g) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), the Executive receives any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 5(f)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after any taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 5(f), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial or refund prior to the expiration of 30 calendar days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of any such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid by the Company to the Executive pursuant to this Section 5.

           6. NO MITIGATION OBLIGATION. The Company hereby acknowledges that it will be difficult and may be impossible for the Executive to find reasonably comparable employment following the Termination Date and that the non-competition covenant contained in Section 8 will further limit the employment opportunities for the Executive. In addition, the Company acknowledges that its severance pay plans applicable in general to its salaried employees do not provide for mitigation, offset or reduction of any severance payment received thereunder. Accordingly, the payment of the severance compensation by the Company to the Executive in accordance with the terms of this Agreement is hereby acknowledged by the Company to be reasonable, and the Executive will not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise, nor will any profits, income, earnings or other benefits from any source whatsoever create any mitigation, offset, reduction or any other obligation on the part of the Executive hereunder or otherwise, except as expressly provided in the last sentence of Paragraph (2) set forth on Annex A.

           7. LEGAL FEES AND EXPENSES. (a) It is the intent of the Company that the Executive not be required to incur legal fees and the related expenses associated with the interpretation, enforcement or defense of Executive's rights under this Agreement by litigation or otherwise because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder. Accordingly, if it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes or threatens to take any action to declare this Agreement void or unenforceable, or institutes any litigation or other action or proceeding designed to deny, or to recover from, the Executive the benefits provided or intended to be provided to the Executive hereunder, the Company irrevocably authorizes the Executive from time to time to retain counsel of Executive's choice, at the expense of the Company as hereafter provided, to advise and represent the Executive in connection with any such interpretation, enforcement or defense, including without limitation the initiation or defense of any litigation or other legal action, whether by or against the Company or any Director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel, the Company irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. Without respect to whether the Executive prevails, in whole or in part, in connection with any of the foregoing, the Company will pay and be solely financially responsible for any and all attorneys' and related fees and expenses incurred by the Executive in connection with any of the foregoing; provided that, in regard to such matters, the Executive has not acted in bad faith or with no colorable claim of success.

           (b) To ensure that the provisions of this Agreement can be enforced by the Executive, certain trust arrangements ("Trusts") have been established between KeyTrust Company of Ohio, N.A., as Trustee ("Trustee"), and the Company. Each of Trust Agreement No. 1 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 1"), Trust Agreement No. 2 (Amended and Restated Effective June 1, 1997) ("Trust Agreement No. 2"), and Trust Agreement No. 7 dated April 9, 1991, as amended ("Trust Agreement No. 7"), as it may be subsequently amended and/or restated, between the Trustee and the Company, sets forth the terms and conditions relating to payment from Trust Agreement No. 1 of compensation, pension benefits and other benefits pursuant to the Agreement owed by the Company, payment from Trust Agreement No. 2 for attorneys' fees and related fees and expenses pursuant to Section 7(a) hereof owed by the Company, and payment from Trust Agreement No. 7 of pension benefits owed by the Company. Executive shall make demand on the Company for any payments due Executive pursuant to
Section 7(a) hereof prior to making demand therefor on the Trustee under Trust Agreement No. 2.

           (c) Upon the earlier to occur of (i) a Change in Control or (ii) a declaration by the Board that a Change Control is imminent, the Company shall promptly to the extent it has not previously done so, and in any event within five (5) business days:

                      (A) transfer to Trustee to be added to the principal of the Trust under Trust Agreement No. 1 a sum equal to (I) the present value on the date of the Change in Control (or on such fifth business day if the Board has declared a Change in Control to be imminent) of the payments to be made to Executive under the provisions of Annex A and Section 5 hereof, such present value to be computed using the assumptions set forth in Annex A hereof and the computations provided for in Section 5 hereof less (II) the balance in the Executive's accounts provided for in Trust Agreement No. 1 as of the most recent completed valuation thereof, as certified by the Trustee under Trust Agreement No. 1 less (III) the balance in the Executive's accounts provided for in Trust Agreement

           No. 7 as of the most recently completed valuation thereof, as certified by the Trustee under Trust Agreement No. 7; provided, however, that if the Trustee under Trust Agreement No. 1 and/or Trust Agreement No. 7 does not so certify by the end of the fourth (4th) business day after the earlier of such Change in Control or declaration, then the balance of such respective account shall be deemed to be zero. Any payments of compensation, pension or other benefits by the Trustee pursuant to Trust Agreement No. 1 or Trust Agreement No. 7 shall, to the extent thereof, discharge the Company's obligation to pay compensation, pension and other benefits hereunder, it being the intent of the Company that assets in such Trusts be held as security for the Company's obligation to pay compensation, pension and other benefits under this Agreement; and

                      (B) transfer to the Trustee to be added to the principal of the Trust under Trust Agreement No. 2 the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) less any principal in such Trust on such fifth business day. Any payments of the Executive's attorneys' and related fees and expenses by the Trustee pursuant to Trust Agreement No. 2 shall, to the extent thereof, discharge the Company's obligation hereunder, it being the intent of the Company that assets in such Trust be held as security for the Company's obligation under
           Section 7(a) hereof. Executive understands and acknowledges that the entire corpus of the Trust under Trust Agreement No. 2 will be $250,000 and that said amount will be available to discharge not only the obligations of the Company to Executive under Section 7(a) hereof, but also similar obligations of the Company to other executives and employees under similar provisions of other agreements and plans.

           8. COMPETITIVE ACTIVITY; CONFIDENTIALITY; NONSOLICITATION. (a) During the Term and for a period ending two years following the Termination Date, if the Executive shall have received or shall be receiving benefits under Section 4, and, if applicable, Section 5, the Executive shall not, without the prior written consent of the Company, which consent shall not be unreasonably withheld, engage in any Competitive Activity.

           (b) During the Term, the Company agrees that it will disclose to Executive its confidential or proprietary information (as defined in this Section 8(b)) to the extent necessary for Executive to carry out his obligations to the Company. The Executive hereby covenants and agrees that he will not, without the prior written consent of the Company, during the Term or thereafter disclose to any person not employed by the Company, or use in connection with engaging in competition with the Company, any confidential or proprietary information of the Company. For purposes of this Agreement, the term "confidential or proprietary information" will include all information of any nature and in any form that is owned by the Company and that is not publicly available (other than by Executive's breach of this Section 8(b)) or generally known to persons engaged in businesses similar or related to those of the Company. Confidential or proprietary information will include, without limitation, the Company's financial matters, customers, employees, industry contracts, strategic business plans, product development (or other proprietary product data), marketing plans, and all other secrets and all other information of a confidential or proprietary nature. For purposes of the preceding two sentences, the term "Company" will also include any Subsidiary (collectively, the "Restricted Group"). The foregoing obligations imposed by this Section 8(b) will not apply (i) during the Term, in the course of the business of and for the benefit of the Company, (ii) if such confidential or proprietary information will have become, through no fault of the Executive, generally known to the public or (iii) if the Executive is required by law to make disclosure (after giving the Company notice and an opportunity to contest such requirement).

           (c) The Executive hereby covenants and agrees that during the Term and for two years thereafter Executive will not, without the prior written consent of the Company, which consent shall not unreasonably be withheld, on behalf of Executive or on behalf of any person, firm or company, directly or indirectly, attempt to influence, persuade or induce, or assist any other person in so persuading or inducing, any employee of the Restricted Group to give up, or to not commence, employment or a business relationship with the Restricted Group.

           9. EMPLOYMENT RIGHTS. Nothing expressed or implied in this Agreement will create any right or duty on the part of the Company or the Executive to have the Executive remain in the employment of the Company or any Subsidiary prior to or following any Change in Control. Any termination of employment of the Executive or the removal of the Executive from the office or position in the Company or any Subsidiary that occurs (i) not more than 180 days prior to the date on which a Change in Control occurs, and (ii) following the commencement of any discussion with a third person that ultimately results in a Change in Control, shall be deemed to be a termination or removal of the Executive after a Change in Control for purposes of this Agreement.

           10. WITHHOLDING OF TAXES. The Company may withhold from any amounts payable under this Agreement all federal, state, city or other taxes as the Company is required to withhold pursuant to any applicable law, regulation or ruling.

           11. SUCCESSORS AND BINDING AGREEMENT. (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance reasonably satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including without limitation any persons acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement), but will not otherwise be assignable, transferable or delegable by the Company.

           (b) This Agreement will inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

           (c) This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 11(a) and 11(b). Without limiting the generality or effect of the foregoing, the Executive's right to receive payments hereunder will not be assignable, transferable or delegable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Executive's will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 11(c), the Company shall have no liability to pay any amount so attempted to be assigned, transferred or delegated.

           12. NOTICES. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or three business days after having been sent by a nationally recognized overnight courier service such as FedEx, UPS, or Purolator, addressed to the Company (to the attention of the Secretary of the Company) at its principal executive office and to the Executive at his principal residence, or to such other address as any party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

           13. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement will be governed by and construed in accordance with the substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

           14. VALIDITY. If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstances will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

           15. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. References to Sections are to references to Sections of this Agreement.

           16. CONSTRUCTION. The masculine gender, when used in this Agreement, shall be deemed to include the feminine gender and the singular number shall include the plural, unless the context clearly indicates to the contrary.

           17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same agreement.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.


                                   CLEVELAND-CLIFFS INC


                                   By:    /s/ J.S. Brinzo
                                       --------------------------------------
                                               [Name and Title]
                                        Chairman and Chief Executive Officer

                                          /s/ Cynthia B. Bezik
                                       --------------------------------------
                                               Cynthia B. Bezik

                                                                         Annex A
                                                                         -------



                             Severance Compensation
                             ----------------------


                  (1) A lump sum payment in an amount equal to three (3) times the sum of (A) Base Pay (at the highest rate in effect for any period prior to the Termination Date), plus (B) Incentive Pay (in an amount equal to not less than the greater of (i) the target bonus and/or target award opportunity for the fiscal year immediately preceding the year in which the Change in Control occurred, or (ii) the target bonus and/or target award opportunity for the fiscal year in which the Termination Date occurs).

                  (2) For a period of thirty-six (36) months following the Termination Date (the "Continuation Period"), the Company will arrange to provide the Executive with Employee Benefits that are welfare benefits (but not stock option, performance share, performance unit, stock purchase, stock appreciation or similar compensatory benefits) substantially similar to those that the Executive was receiving or entitled to receive immediately prior to the Termination Date (or, if greater, immediately prior to the reduction, termination, or denial described in Section 3(b)(ii)). If and to the extent that any benefit described in this Paragraph 2 is not or cannot be paid or provided under any policy, plan, program or arrangement of the Company or any Subsidiary, as the case may be, then the Company will itself pay or provide for the payment to the Executive, his dependents and beneficiaries, of such Employee Benefits along with, in the case of any benefit described in this Paragraph 2 which is subject to tax because it is not or cannot be paid or provided under any such policy, plan, program or arrangement of the Company or any Subsidiary, an additional amount such that after payment by the Executive, or his dependents or beneficiaries, as the case may be, of all taxes so imposed, the recipient retains an amount equal to such taxes. Notwithstanding the foregoing, or any other provision of the Agreement, for purposes of determining the period of continuation coverage to which the Executive or any of his dependents is entitled pursuant to Section 4980B of the Code (or any successor provision thereto) under the Company's medical, dental and other group health plans, or successor plans, the Executive's "qualifying event" shall be the termination of the Continuation Period and the Executive shall be considered to have remained actively employed on a full-time basis through that date. Without otherwise limiting the purposes or effect of Section 5, Employee Benefits otherwise receivable by the Executive pursuant to this Paragraph 2 will be reduced to the extent comparable welfare benefits are actually received by the Executive from another employer during the Continuation Period following the Executive's Termination Date, and any such benefits actually received by the Executive shall be reported by the Executive to the Company.

                  (3) A lump sum payment (the "SRP Payment") in an amount equal to the sum of the future pension benefits (converted to a lump sum of actuarial equivalence) which the Executive would have been entitled to receive three (3) years following the Termination Date under the SRP, and as modified by this Paragraph (3) (assuming Base Salary and Incentive Pay as determined in Paragraph
(1), if the Executive had remained in the full-time employment of the Company until three (3) years following the Termination Date.

The calculation of the SRP Payment and its actuarial equivalence shall be made as of the Termination Date. The lump sum of actuarial equivalence shall be calculated as of three (3) years following the Termination Date using the assumptions and factors used in the SRP, and such sums shall be discounted to the date of payment using a discount rate prescribed for purposes of valuation computations under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision thereto, or if no rate is so prescribed, a rate equal to the then "applicable interest rate" under Section 417 (e)(3)(A) (ii)(II) of the Code for the month in which the Termination Date occurs.

The Company hereby waives the discretionary right, at any time subsequent to the date of a Change in Control, to amend or terminate the SRP as to the Executive as provided in paragraph 8 thereof or to terminate the rights of the Executive or his beneficiary under the SRP in the event Executive engages in a competitive business as provided in any plan or arrangement between the Company and the Executive or applicable to the Executive, including but not limited to, the provisions of paragraph 4 of the SRP, or any similar provisions of any such plan or arrangement or other plan or arrangement supplementing or superseding the same. This Paragraph (3) shall constitute a "Supplemental Agreement" as defined in Paragraph 1.J of the SRP. If the Company shall terminate the Executive's employment during the Severance Period, other than for Cause pursuant to Section 3(a)(i), 3(a)(ii) or 3(a)(iii) of the Agreement, or if the Executive shall terminate his employment pursuant to Section 3(b) of the Agreement, or if, following the end of the Severance Period, the Executive's employment is terminated for any reason, for the purposes of computing the Executive's period of continuous service and of calculating and paying his benefit under the SRP:

                      (A) At the time of his termination of employment with the Company (by death or otherwise), the Executive shall be credited with years of continuous service for benefit accrual and eligibility equal to the greater of (i) the number of his actual years of continuous service or (ii) the number of years of continuous service he would have had if he had continued his employment with the Company for three (3) years after the Termination Date, and had he attained the greater of (iii) his actual chronological age, (iv) sixty-five, or
           (v) his chronological age three (3) years after the Termination Date. In addition, the Executive shall be eligible for a 30-year pension benefit based upon his years of continuous service as computed under the preceding sentence. Such Executive shall be eligible to commence a 30-year pension benefit on the earlier of (vi) the date upon which the Executive would have otherwise reached 30 years of continuous service with the Company but for his termination of employment after the Change in Control at which time the Executive shall be deemed to be age 65, or (vii) the date upon which the sum of the Executive's years of continuous service (as computed in the first sentence of this subparagraph (A)) and the Executive's Credited Years of Industry Service is equal to 30 years of service, at which time the Executive shall be deemed to be age 65; and

                      (B) The Executive shall be a "Participant" in the SRP, notwithstanding any limitations therein. The terms of the Agreement and this Annex A shall take precedence to the extent they are contrary to provisions contained in the SRP.

Payment of the SRP Payment by the Company shall be deemed to be a satisfaction of all obligations of the Company to the Executive under the SRP.

                  (4) Base Salary through the Termination Date plus prorata Incentive Pay for the year in which the Termination Date occurs calculated at the greater of (i) the target bonus and/or target opportunity or (ii) actual performance, in each case for the fiscal year in which the Termination Date occurs.

                  (5) In lieu of the Executive's right to receive deferred compensation under the Voluntary Non-Qualified Deferred Compensation Plan or any other plan providing for deferral of income or amounts otherwise payable to the Executive, a lump sum payment in cash in an amount equal to 100% of the Executive's cash and stock account balances under such plans.

                  (6) Outplacement services by a firm selected by the Executive, at the expense of the Company in an amount up to 15% of the Executive's Base Pay.

                  (7) Post-retirement medical, hospital, surgical and prescription drug coverage for the lifetime of the Executive, his spouse and any eligible dependents equivalent to that which would have been furnished on the day prior to the Change in Control to an officer of the Company who retired on such date with full eligibility for such benefits.

                              CLEVELAND-CLIFFS INC
                               SEVERANCE AGREEMENT

                                    EXHIBIT A

                                 Form of Release
                                 ---------------


                  WHEREAS, the Executive's employment has been terminated in accordance with Section 3 of the Severance Agreement (the "Agreement") dated as of January 1, 2000 between the Executive and Cleveland-Cliffs Inc; and

                  WHEREAS, the Executive is required to sign this Release in order to receive the Severance Compensation (as such term is defined in the Agreement) as described in Annex A of the Agreement and the other benefits described in the Agreement.

                  NOW THEREFORE, in consideration of the promises and agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and intending to be legally bound, the Executive agrees as follows:

     1. This Release is effective on the date hereof and will continue in effect as provided herein.

     2. In consideration of the payments to be made and the benefits to be received by the Executive pursuant to the Agreement, which the Executive acknowledges are in addition to payments and benefits which the Executive would be entitled to receive absent the Agreement (other than severance pay and benefits under any other severance plan, policy, program or arrangement sponsored by Cleveland-Cliffs Inc), the Executive, for himself and his dependents, successors, assigns, heirs, executors and administrators (and his and their legal representatives of every kind), hereby releases, dismisses, remises and forever discharges Cleveland-Cliffs Inc, its predecessors, parents, subsidiaries, divisions, related or affiliated companies, officers, directors, stockholders, members, employees, heirs, successors, assigns, representatives, agents and counsel (the "Company") from any and all arbitrations, claims, including claims for attorney's fees, demands, damages, suits, proceedings, actions and/or causes of action of any kind and every description, whether known or unknown, which Executive now has or may have had for, upon, or by reason of any cause whatsoever ("claims"), against the Company, including but not limited to:

          (a) any and all claims arising out of or relating to Executive's employment by or service with the Company and his termination from the Company;

          (b) any and all claims of discrimination, including but not limited to claims of discrimination on the basis of sex, race, age, national origin, marital status, religion or handicap, including, specifically, but without limiting the generality of the foregoing, any claims under the Age Discrimination in Employment Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, Ohio Revised

                                    Exh. A-1

     Code Section 4101.17 and Ohio Revised Code Chapter 4112, including Sections 4112.02 and 4112.99 thereof; and

          (c) any and all claims of wrongful or unjust discharge or breach of any contract or promise, express or implied.

     3. Executive understands and acknowledges that the Company does not admit any violation of law, liability or invasion of any of his rights and that any such violation, liability or invasion is expressly denied. The consideration provided for this Release is made for the purpose of settling and extinguishing all claims and rights (and every other similar or dissimilar matter) that Executive ever had or now may have against the Company to the extent provided in this Release. Executive further agrees and acknowledges that no representations, promises or inducements have been made by the Company other than as appear in the Agreement.

     4. Executive further agrees and acknowledges that:

          (a) The release provided for herein releases claims to and including the date of this Release;

          (b) He has been advised by the Company to consult with legal counsel prior to executing this Release, has had an opportunity to consult with and to be advised by legal counsel of his choice, fully understands the terms of this Release, and enters into this Release freely, voluntarily and intending to be bound;

          (c) He has been given a period of 21 days to review and consider the terms of this Release, prior to its execution and that he may use as much of the 21 day period as he desires; and

          (d) He may, within 7 days after execution, revoke this Release. Revocation shall be made by delivering a written notice of revocation to the Vice President Human Resources at the Company. For such revocation to be effective, written notice must be actually received by the Vice President Human Resources at the Company no later than the close of business on the 7th day after Executive executes this Release. If Executive does exercise his right to revoke this Release, all of the terms and conditions of the Release shall be of no force and effect and the Company shall not have any obligation to make payments or provide benefits to Executive as set forth in Sections 4, 5, and 7 of the Agreement.

     5. Executive agrees that he will never file a lawsuit or other complaint asserting any claim that is released in this Release.

     6. Executive waives and releases any claim that he has or may have to reemployment after __________________.


                                    Exh. A-2

                  IN WITNESS WHEREOF, the Executive has executed and delivered this Release on the date set forth below.


Dated:_____________________                 _________________________________
                                                       Executive


                                    Exh. A-3